Exhibit 99.3

Supplemental Information

Second Quarter 2010

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Income statement
Net interest income	$26,649	$24,127	$12,900	$13,749	$11,559	$11,423	$11,630
Noninterest income	34,473	44,405	16,253	18,220	13,517	14,612	21,144
Total revenue, net of interest expense	61,122	68,532	29,153	31,969	25,076	26,035	32,774
Provision for credit losses	17,910	26,755	8,105	9,805	10,110	11,705	13,375
Noninterest expense, before merger and restructuring charges	33,999	32,428	16,745	17,254	15,852	15,712	16,191
Merger and restructuring charges	1,029	1,594	508	521	533	594	829
Income tax expense (benefit)	1,879	284	672	1,207	(1,225)	(975)	(845)
Net income (loss)	6,305	7,471	3,123	3,182	(194)	(1,001)	3,224
Preferred stock dividends and accretion (1)	688	2,238	340	348	5,002	1,240	805
Net income (loss) applicable to common shareholders	5,617	5,233	2,783	2,834	(5,196)	(2,241)	2,419
Diluted earnings (loss) per common share	0.55	0.75	0.27	0.28	(0.60)	(0.26)	0.33
Average diluted common shares issued and outstanding (2)	10,020,926	6,836,972	10,029,776	10,005,254	8,634,565	8,633,834	7,269,518
Dividends paid per common share (2)	$0.02	$0.02	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.51%	0.61%	0.50%	0.51%	n/m	n/m	0.53%
Return on average common shareholders’ equity	5.45	6.31	5.18	5.73	n/m	n/m	5.59
Return on average tangible common shareholders’ equity (3)	9.48	20.47	9.19	9.79	n/m	n/m	12.68
Return on average tangible shareholders’ equity (3)	9.26	10.59	8.98	9.55	n/m	n/m	8.86
At period end
Book value per share of common stock (4)	$21.45	$22.71	$21.45	$21.12	$21.48	$22.99	$22.71
Tangible book value per share of common stock (3)	12.14	11.66	12.14	11.70	11.94	12.00	11.66
Market price per share of common stock:
Closing price	$14.37	$13.20	$14.37	$17.85	$15.06	$16.92	$13.20
High closing price for the period	19.48	14.33	19.48	18.04	18.59	17.98	14.17
Low closing price for the period	14.37	3.14	14.37	14.45	14.58	11.84	7.05
Market capitalization	144,174	114,199	144,174	179,071	130,273	146,363	114,199

Number of banking centers - domestic	5,900	6,109	5,900	5,939	6,011	6,008	6,109
Number of branded ATMs - domestic	18,078	18,426	18,078	18,135	18,262	18,254	18,426
Full-time equivalent employees	283,224	282,973	283,224	283,320	283,055	282,457	282,973

(1)	Fourth quarter 2009 includes $4.0 billion of accelerated accretion from redemption of preferred stock issued to the U.S. Treasury.
(2)	Due to a net loss applicable to common shareholders for the fourth and third quarters of 2009, no dilutive potential common shares were included in the calculations of diluted earnings per share and average diluted common shares because they were antidilutive.
(3)	Tangible equity ratios and tangible book value per share of common stock are non-GAAP measures. For corresponding reconciliations of average tangible common shareholders’ equity and tangible shareholders’ equity to GAAP financial measures, see Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 45. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.
(4)	Fourth quarter 2009 book value gives effect to the automatic conversion of common equivalent shares to common shares which occurred during the first quarter of 2010.
n/m	= not meaningful

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data (1)
	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Net interest income	$27,267	$24,761	$13,197	$14,070	$11,896	$11,753	$11,942
Total revenue, net of interest expense	61,740	69,166	29,450	32,290	25,413	26,365	33,086
Net interest yield	2.85%	2.67%	2.77%	2.93%	2.62%	2.61%	2.64%
Efficiency ratio	56.73	49.19	58.58	55.05	64.47	61.84	51.44

(1)	Fully taxable-equivalent basis is a non-GAAP measure. Fully taxable-equivalent basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 45).

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Interest income
Interest and fees on loans and leases	$26,362	$25,678	$12,887	$13,475	$11,405	$11,620	$12,329
Interest on debt securities	6,033	7,113	2,917	3,116	2,859	2,975	3,283
Federal funds sold and securities borrowed or purchased under agreements to resell	905	1,845	457	448	327	722	690
Trading account assets	3,551	4,380	1,808	1,743	1,721	1,843	1,952
Other interest income	2,159	2,732	1,062	1,097	1,333	1,363	1,338

Total interest income	39,010	41,748	19,131	19,879	17,645	18,523	19,592

Interest expense
Deposits	2,153	4,625	1,031	1,122	1,472	1,710	2,082
Short-term borrowings	1,709	3,617	891	818	658	1,237	1,396
Trading account liabilities	1,387	1,029	727	660	591	455	450
Long-term debt	7,112	8,350	3,582	3,530	3,365	3,698	4,034

Total interest expense	12,361	17,621	6,231	6,130	6,086	7,100	7,962

Net interest income	26,649	24,127	12,900	13,749	11,559	11,423	11,630

Noninterest income
Card income	3,999	5,014	2,023	1,976	1,782	1,557	2,149
Service charges	5,142	5,262	2,576	2,566	2,756	3,020	2,729
Investment and brokerage services	6,019	5,957	2,994	3,025	3,014	2,948	2,994
Investment banking income	2,559	2,701	1,319	1,240	1,596	1,254	1,646
Equity investment income	3,391	7,145	2,766	625	2,026	843	5,943
Trading account profits	6,463	7,365	1,227	5,236	1,475	3,395	2,164
Mortgage banking income	2,398	5,841	898	1,500	1,652	1,298	2,527
Insurance income	1,393	1,350	678	715	703	707	662
Gains on sales of debt securities	771	2,130	37	734	1,039	1,554	632
Other income (loss)	3,065	3,037	1,861	1,204	(1,884)	(1,167)	724
Other-than-temporary impairment losses on available-for-sale debt securities (1):
Total other-than-temporary impairment losses	(1,783)	(1,824)	(462)	(1,819)	(837)	(847)	(1,110)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	1,056	427	336	1,218	195	50	84

Net impairment losses recognized in earnings on available-for-sale debt securities	(727)	(1,397)	(126)	(601)	(642)	(797)	(1,026)

Total noninterest income	34,473	44,405	16,253	18,220	13,517	14,612	21,144

Total revenue, net of interest expense	61,122	68,532	29,153	31,969	25,076	26,035	32,774

Provision for credit losses	17,910	26,755	8,105	9,805	10,110	11,705	13,375

Noninterest expense
Personnel	17,947	16,558	8,789	9,158	7,357	7,613	7,790
Occupancy	2,354	2,347	1,182	1,172	1,339	1,220	1,219
Equipment	1,226	1,238	613	613	600	617	616
Marketing	982	1,020	495	487	443	470	499
Professional fees	1,161	949	644	517	770	562	544
Amortization of intangibles	885	1,036	439	446	432	510	516
Data processing	1,280	1,269	632	648	639	592	621
Telecommunications	689	672	359	330	387	361	345
Other general operating	7,475	7,339	3,592	3,883	3,885	3,767	4,041
Merger and restructuring charges	1,029	1,594	508	521	533	594	829

Total noninterest expense	35,028	34,022	17,253	17,775	16,385	16,306	17,020

Income (loss) before income taxes	8,184	7,755	3,795	4,389	(1,419)	(1,976)	2,379
Income tax expense (benefit)	1,879	284	672	1,207	(1,225)	(975)	(845)

Net income (loss)	$6,305	$7,471	$3,123	$3,182	$(194)	$(1,001)	$3,224

Preferred stock dividends and accretion	688	2,238	340	348	5,002	1,240	805

Net income (loss) applicable to common shareholders	$5,617	$5,233	$2,783	$2,834	$(5,196)	$(2,241)	$2,419

Per common share information
Earnings (loss)	$0.56	$0.75	$0.28	$0.28	$(0.60)	$(0.26)	$0.33
Diluted earnings (loss)	0.55	0.75	0.27	0.28	(0.60)	(0.26)	0.33
Dividends paid	0.02	0.02	0.01	0.01	0.01	0.01	0.01

Average common shares issued and outstanding	9,570,166	6,808,262	9,956,773	9,177,468	8,634,565	8,633,834	7,241,515

Average diluted common shares issued and outstanding	10,020,926	6,836,972	10,029,776	10,005,254	8,634,565	8,633,834	7,269,518

(1)	In 2010, the amount of other-than-temporary impairment remaining in other comprehensive income for the individual quarters does not necessarily equal the year-to-date amount as the amount of other-than-temporary impairment remaining in other comprehensive income for the year-to-date period relates to securities on which other-than-temporary impairment was recognized in income in any quarter during the year-to-date period.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	June 30 2010	March 31 2010	June 30 2009
Assets
Cash and cash equivalents	$151,034	$144,794	$140,366
Time deposits placed and other short-term investments	20,718	20,256	25,710
Federal funds sold and securities borrowed or purchased under agreements to resell	247,667	197,038	184,685
Trading account assets	197,376	206,018	175,934
Derivative assets	83,331	77,577	101,707
Debt securities:
Available-for-sale	314,765	316,020	257,519
Held-to-maturity, at cost	435	340	9,719
Total debt securities	315,200	316,360	267,238
Loans and leases	956,177	976,042	942,248
Allowance for loan and lease losses	(45,255)	(46,835)	(33,785)
Loans and leases, net of allowance	910,922	929,207	908,463
Premises and equipment, net	14,536	15,147	15,667
Mortgage servicing rights (includes $14,745, $18,842 and $18,535 measured at fair value)	15,041	19,146	18,857
Goodwill	85,801	86,305	86,246
Intangible assets	10,796	11,548	13,245
Loans held-for-sale	38,046	35,386	50,994
Customer and other receivables	86,466	83,636	80,976
Other assets	186,944	196,282	184,306
Total assets	$2,363,878	$2,338,700	$2,254,394

Assets of consolidated VIEs included in total assets above (substantially all pledged as collateral)
Trading account assets	$10,675	$11,826
Derivative assets	1,863	4,194
Available-for-sale debt securities	9,493	12,074
Loans and leases	122,700	129,432
Allowance for loan and lease losses	(10,533)	(11,140)
Loans and leases, net of allowance	112,167	118,292
Loans held-for-sale	3,416	5,471
All other assets	9,059	9,637
Total assets of consolidated VIEs	$146,673	$161,494

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet (continued)

(Dollars in millions)

	June 30 2010	March 31 2010	June 30 2009
Liabilities
Deposits in domestic offices:
Noninterest-bearing	$258,988	$255,470	$248,757
Interest-bearing	640,807	643,943	650,725
Deposits in foreign offices:
Noninterest-bearing	5,791	5,614	4,560
Interest-bearing	68,881	71,075	66,700
Total deposits	974,467	976,102	970,742
Federal funds purchased and securities loaned or sold under agreements to repurchase	307,211	270,601	263,639
Trading account liabilities	89,982	82,532	50,000
Derivative liabilities	62,789	46,927	51,300
Commercial paper and other short-term borrowings	73,358	85,406	96,236
Accrued expenses and other liabilities (includes $1,413, $1,521 and $1,992 of reserve for unfunded lending commitments)	132,814	135,656	120,138
Long-term debt	490,083	511,653	447,187
Total liabilities	2,130,704	2,108,877	1,999,242
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 3,960,660, 3,960,660 and 5,760,731 shares	17,993	17,964	58,660
Common stock and additional paid-in capital, $0.01 par value; authorized - 12,800,000,000, 11,300,000,000 and
10,000,000,000 shares; issued and outstanding - 10,033,016,719, 10,032,001,150 and 8,651,459,122 shares	149,175	149,048	128,717
Retained earnings	70,497	67,811	79,210
Accumulated other comprehensive income (loss)	(4,447)	(4,929)	(11,227)
Other	(44)	(71)	(208)
Total shareholders’ equity	233,174	229,823	255,152
Total liabilities and shareholders’ equity	$2,363,878	$2,338,700	$2,254,394

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$18,549	$21,631
Long-term debt	85,186	90,329
All other liabilities	1,835	5,135
Total liabilities of consolidated VIEs	$105,570	$117,095

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries

Capital Management

(Dollars in millions)

	Second Quarter 2010 (1)	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
Risk-based capital:
Tier 1 common	$119,716	$115,520	$120,394	$112,357	$110,383
Tier 1 capital	159,551	155,428	160,388	193,073	190,874
Total capital	220,827	219,913	226,070	258,568	255,701
Risk-weighted assets	1,494,990	1,519,723	1,542,517	1,548,962	1,599,569
Tier 1 common equity ratio (2)	8.01%	7.60%	7.81%	7.25%	6.90%
Tier 1 capital ratio	10.67	10.23	10.40	12.46	11.93
Total capital ratio	14.77	14.47	14.66	16.69	15.99
Tier 1 leverage ratio	6.69	6.46	6.91	8.39	8.21
Tangible equity ratio (3)	6.16	6.03	6.42	7.55	7.39
Tangible common equity ratio (3)	5.36	5.23	5.57	4.82	4.67

(1)	Preliminary data on risk-based capital.
(2)	Tier 1 common equity ratio equals Tier 1 capital excluding preferred stock (except for Common Equivalent Securities at December 31, 2009), trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.
(3)	Tangible equity ratio equals period end tangible shareholders’ equity divided by period end tangible assets. Tangible common equity equals period end tangible common shareholders’ equity divided by period end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP measures. For corresponding reconciliations of tangible shareholders’ equity and tangible assets to GAAP financial measures, see Exhibit A: Non-GAAP Reconciliations—Reconciliation to GAAP Financial Measures on page 45. We believe the use of these non-GAAP measures provide additional clarity in assessing the results of the Corporation.

*	Preliminary data on risk-based capital

Outstanding Common Stock

No common shares were repurchased in the second quarter of 2010.

There is no existing Board authorized share repurchase program.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Core Net Interest Income

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Net interest income (1)
As reported	$27,267	$24,761	$13,197	$14,070	$11,896	$11,753	$11,942
Impact of market-based net interest income (2)	(2,235)	(3,416)	(1,049)	(1,186)	(1,305)	(1,394)	(1,522)

Core net interest income	25,032	21,345	12,148	12,884	10,591	10,359	10,420
Impact of securitizations (3)	n/a	5,483	n/a	n/a	2,474	2,567	2,734

Core net interest income (4)	$25,032	$26,828	$12,148	$12,884	$13,065	$12,926	$13,154

Average earning assets
As reported	$1,921,864	$1,861,954	$1,910,790	$1,933,060	$1,807,898	$1,790,000	$1,811,981
Impact of market-based earning assets (2)	(524,054)	(483,086)	(520,825)	(527,319)	(490,561)	(468,838)	(476,431)

Core average earning assets	1,397,810	1,378,868	1,389,965	1,405,741	1,317,337	1,321,162	1,335,550
Impact of securitizations (5)	n/a	88,845	n/a	n/a	75,337	81,703	86,154

Core average earning assets (4)	$1,397,810	$1,467,713	$1,389,965	$1,405,741	$1,392,674	$1,402,865	$1,421,704

Net interest yield contribution (1, 6)
As reported	2.85%	2.67%	2.77%	2.93%	2.62%	2.61%	2.64%
Impact of market-based activities (2)	0.75	0.44	0.73	0.76	0.59	0.52	0.49

Core net interest yield on earning assets	3.60	3.11	3.50	3.69	3.21	3.13	3.13
Impact of securitizations	n/a	0.56	n/a	n/a	0.53	0.54	0.58

Core net interest yield on earning assets (4)	3.60%	3.67%	3.50%	3.69%	3.74%	3.67%	3.71%

(1)	Fully taxable-equivalent basis
(2)	Represents the impact of market-based amounts included in Global Banking & Markets.
(3)	Represents the impact of securitizations utilizing actual bond costs which is different from the business segment view which utilizes funds transfer pricing methodologies.
(4)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis.
(5)	Represents average securitized loans less accrued interest receivable and certain securitized bonds retained.
(6)	Calculated on an annualized basis.

n/a	= not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Second Quarter 2010			First Quarter 2010			Second Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$30,741	$176	2.30%	$27,600	$153	2.25%	$25,604	$169	2.64%
Federal funds sold and securities borrowed or purchased under agreements to resell	263,564	457	0.70	266,070	448	0.68	230,955	690	1.20
Trading account assets	213,927	1,865	3.49	214,542	1,795	3.37	199,820	2,028	4.07
Debt securities (1)	314,299	2,966	3.78	311,136	3,173	4.09	255,159	3,353	5.26
Loans and leases (2):
Residential mortgage (3)	247,715	2,982	4.82	243,833	3,100	5.09	253,803	3,489	5.50
Home equity	148,219	1,537	4.15	152,536	1,586	4.20	156,599	1,722	4.41
Discontinued real estate	13,972	134	3.84	14,433	153	4.24	18,309	303	6.61
Credit card - domestic	118,738	3,121	10.54	125,353	3,370	10.90	51,721	1,380	10.70
Credit card - foreign	27,706	854	12.37	29,872	906	12.30	18,825	501	10.66
Direct/Indirect consumer (4)	98,549	1,233	5.02	100,920	1,302	5.23	100,302	1,532	6.12
Other consumer (5)	2,958	46	6.32	3,002	48	6.35	3,298	63	7.77

Total consumer	657,857	9,907	6.03	669,949	10,465	6.30	602,857	8,990	5.97

Commercial - domestic	195,144	2,005	4.12	202,662	1,970	3.94	231,639	2,176	3.77
Commercial real estate (6)	64,218	541	3.38	68,526	575	3.40	75,559	627	3.33
Commercial lease financing	21,271	261	4.90	21,675	304	5.60	22,026	260	4.72
Commercial - foreign	28,564	256	3.59	28,803	264	3.72	34,024	360	4.24

Total commercial	309,197	3,063	3.97	321,666	3,113	3.92	363,248	3,423	3.78

Total loans and leases	967,054	12,970	5.38	991,615	13,578	5.53	966,105	12,413	5.15

Other earning assets	121,205	994	3.29	122,097	1,053	3.50	134,338	1,251	3.73

Total earning assets (7)	1,910,790	19,428	4.08	1,933,060	20,200	4.22	1,811,981	19,904	4.40

Cash and cash equivalents	209,686			196,911			204,354
Other assets, less allowance for loan and lease losses	369,269			379,789			403,982

Total assets	$2,489,745			$2,509,760			$2,420,317

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$37,290	$43	0.46%	$35,126	$43	0.50%	$34,367	$54	0.63%
NOW and money market deposit accounts	442,262	372	0.34	416,110	341	0.33	342,570	376	0.44
Consumer CDs and IRAs	147,425	441	1.20	166,189	567	1.38	229,392	1,409	2.46
Negotiable CDs, public funds and other time deposits	17,355	59	1.36	19,763	63	1.31	39,100	124	1.28

Total domestic interest-bearing deposits	644,332	915	0.57	637,188	1,014	0.65	645,429	1,963	1.22

Foreign interest-bearing deposits:
Banks located in foreign countries	19,994	34	0.70	18,338	32	0.70	19,261	37	0.76
Governments and official institutions	4,990	3	0.26	6,493	3	0.21	7,379	4	0.22
Time, savings and other	51,176	79	0.62	54,104	73	0.55	54,307	78	0.58

Total foreign interest-bearing deposits	76,160	116	0.61	78,935	108	0.55	80,947	119	0.59

Total interest-bearing deposits	720,492	1,031	0.57	716,123	1,122	0.64	726,376	2,082	1.15

Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	454,051	891	0.79	508,332	818	0.65	503,451	1,396	1.11
Trading account liabilities	100,021	727	2.92	90,134	660	2.97	62,778	450	2.87
Long-term debt	497,469	3,582	2.88	513,634	3,530	2.77	444,131	4,034	3.64

Total interest-bearing liabilities (7)	1,772,033	6,231	1.41	1,828,223	6,130	1.35	1,736,736	7,962	1.84

Noninterest-bearing sources:
Noninterest-bearing deposits	271,123			264,892			248,516
Other liabilities	213,128			186,754			192,198
Shareholders’ equity	233,461			229,891			242,867

Total liabilities and shareholders’ equity	$2,489,745			$2,509,760			$2,420,317

Net interest spread			2.67%			2.87%			2.56%
Impact of noninterest-bearing sources			0.10			0.06			0.08

Net interest income/yield on earning assets		$13,197	2.77%		$14,070	2.93%		$11,942	2.64%

(1)	Yields on AFS debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(3)	Includes foreign residential mortgages of $506 million and $538 million for the second and first quarters of 2010, and $650 million in the second quarter of 2009.
(4)	Includes foreign consumer loans of $7.7 billion and $8.1 billion for the second and first quarters of 2010, and $8.0 billion in the second quarter of 2009.
(5)	Includes consumer finance loans of $2.1 billion and $2.2 billion for the second and first quarters of 2010, and $2.5 billion in the second quarter of 2009; other foreign consumer loans of $679 million and $664 million in the second and first quarters of 2010, and $640 million in the second quarter of 2009; and consumer overdrafts of $155 million and $132 million for the second and first quarters of 2010, and $185 million in the second quarter of 2009.
(6)	Includes domestic commercial real estate loans of $61.6 billion and $65.6 billion in the second and first quarters of 2010, and $72.8 billion in the second quarter of 2009, and foreign commercial real estate loans of $2.6 billion and $3.0 billion in the second and first quarters of 2010, and $2.8 billion in the second quarter of 2009.
(7)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $479 million and $272 million in the second and first quarters of 2010, and $11 million in the second quarter of 2009. Interest expense includes the impact of interest rate risk management contracts, which decreased interest expense on the underlying liabilities $829 million and $970 million in the second and first quarters of 2010, and $550 million in the second quarter of 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Second Quarter 2010			First Quarter 2010			Second Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$30,741	$177	2.31%	$27,600	$153	2.25%	$25,604	$172	2.69%
Federal funds sold and securities borrowed or purchased under agreements to resell (2)	263,564	384	0.58	266,070	368	0.56	230,955	628	1.09
Trading account assets (2)	213,927	1,916	3.59	214,542	1,833	3.45	199,820	2,028	4.07
Debt securities (2)	314,299	3,431	4.38	311,136	3,454	4.45	255,159	3,387	5.31
Loans and leases:
Residential mortgage	247,715	2,982	4.82	243,833	3,100	5.09	253,803	3,489	5.50
Home equity	148,219	1,537	4.15	152,536	1,586	4.20	156,599	1,722	4.41
Discontinued real estate	13,972	134	3.84	14,433	153	4.24	18,309	303	6.61
Credit card - domestic	118,738	3,121	10.54	125,353	3,370	10.90	51,721	1,380	10.70
Credit card - foreign	27,706	854	12.37	29,872	906	12.30	18,825	501	10.66
Direct/Indirect consumer	98,549	1,233	5.02	100,920	1,302	5.23	100,302	1,532	6.12
Other consumer	2,958	46	6.32	3,002	48	6.35	3,298	63	7.77
Total consumer	657,857	9,907	6.03	669,949	10,465	6.30	602,857	8,990	5.97
Commercial - domestic (2)	195,144	2,040	4.19	202,662	2,003	4.01	231,639	2,212	3.83
Commercial real estate	64,218	541	3.38	68,526	575	3.40	75,559	627	3.33
Commercial lease financing	21,271	261	4.90	21,675	304	5.60	22,026	260	4.72
Commercial - foreign	28,564	256	3.59	28,803	264	3.72	34,024	360	4.24
Total commercial	309,197	3,098	4.02	321,666	3,146	3.96	363,248	3,459	3.82
Total loans and leases	967,054	13,005	5.39	991,615	13,611	5.54	966,105	12,449	5.16
Other earning assets	121,205	994	3.29	122,097	1,053	3.50	134,338	1,251	3.73
Total earning assets - excluding hedge impact	1,910,790	19,907	4.17	1,933,060	20,472	4.27	1,811,981	19,915	4.40
Net hedge expense on assets		(479)			(272)			(11)
Total earning assets - including hedge impact	1,910,790	19,428	4.08	1,933,060	20,200	4.22	1,811,981	19,904	4.40
Cash and cash equivalents	209,686			196,911			204,354
Other assets, less allowance for loan and lease losses	369,269			379,789			403,982
Total assets	$2,489,745			$2,509,760			$2,420,317

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$37,290	$43	0.46%	$35,126	$43	0.50%	$34,367	$54	0.63%
NOW and money market deposit accounts	442,262	372	0.34	416,110	341	0.33	342,570	376	0.44
Consumer CDs and IRAs (2)	147,425	395	1.07	166,189	523	1.28	229,392	1,350	2.36
Negotiable CDs, public funds and other time deposits (2)	17,355	55	1.27	19,763	60	1.23	39,100	119	1.24
Total domestic interest-bearing deposits	644,332	865	0.54	637,188	967	0.62	645,429	1,899	1.18
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	19,994	17	0.34	18,338	15	0.33	19,261	24	0.48
Governments and official institutions	4,990	3	0.26	6,493	3	0.21	7,379	4	0.22
Time, savings and other	51,176	79	0.62	54,104	73	0.55	54,307	78	0.58
Total foreign interest-bearing deposits	76,160	99	0.52	78,935	91	0.47	80,947	106	0.52
Total interest-bearing deposits	720,492	964	0.54	716,123	1,058	0.60	726,376	2,005	1.11
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings (2)	454,051	815	0.72	508,332	716	0.57	503,451	1,157	0.92
Trading account liabilities	100,021	727	2.92	90,134	660	2.97	62,778	450	2.87
Long-term debt (2)	497,469	4,554	3.67	513,634	4,666	3.66	444,131	4,900	4.42
Total interest-bearing liabilities - excluding hedge impact	1,772,033	7,060	1.60	1,828,223	7,100	1.57	1,736,736	8,512	1.96
Net hedge income on liabilities		(829)			(970)			(550)
Total interest-bearing liabilities - including hedge impact	1,772,033	6,231	1.41	1,828,223	6,130	1.35	1,736,736	7,962	1.84
Noninterest-bearing sources:
Noninterest-bearing deposits	271,123			264,892			248,516
Other liabilities	213,128			186,754			192,198
Shareholders’ equity	233,461			229,891			242,867
Total liabilities and shareholders’ equity	$2,489,745			$2,509,760			$2,420,317
Net interest spread			2.57			2.70			2.44
Impact of noninterest-bearing sources			0.12			0.09			0.08
Net interest income/yield on earning assets - excluding hedge impact		12,847	2.69%		13,372	2.79%		11,403	2.52%
Net impact of hedge income (expense)		350	0.08		698	0.14		539	0.12
Net interest income/yield on earning assets		$13,197	2.77%		$14,070	2.93%		$11,942	2.64%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest income and interest expense is presented below.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2010	First Quarter 2010	Second Quarter 2009
Time deposits placed and other short-term investments	$(1)	$—	$(3)
Federal funds sold and securities borrowed or purchased under agreements to resell	73	80	62
Trading account assets	(51)	(38)	—
Debt securities	(465)	(281)	(34)
Commercial - domestic	(35)	(33)	(36)

Net hedge expense on assets	$(479)	$(272)	$(11)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

Consumer CDs and IRAs	$46	$44	$59
Negotiable CDs, public funds and other time deposits	4	3	5
Banks located in foreign countries	17	17	13
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	76	102	239
Long-term debt	(972)	(1,136)	(866)

Net hedge income on liabilities	$(829)	$(970)	$(550)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Six Months Ended June 30
	2010			2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$29,179	$329	2.27%	$25,879	$360	2.80%
Federal funds sold and securities borrowed or purchased under agreements to resell	264,810	905	0.69	237,581	1,845	1.56
Trading account assets	214,233	3,660	3.43	218,481	4,527	4.16
Debt securities (1)	312,727	6,139	3.93	270,618	7,255	5.37
Loans and leases (2):
Residential mortgage (3)	245,785	6,082	4.95	259,431	7,169	5.53
Home equity	150,365	3,123	4.18	157,582	3,509	4.48
Discontinued real estate	14,201	287	4.05	18,845	689	7.31
Credit card - domestic	122,027	6,491	10.73	55,320	2,981	10.87
Credit card - foreign	28,783	1,760	12.33	17,847	955	10.79
Direct/Indirect consumer (4)	99,728	2,535	5.13	100,521	3,216	6.45
Other consumer (5)	2,981	94	6.34	3,351	127	7.63
Total consumer	663,870	20,372	6.17	612,897	18,646	6.11
Commercial - domestic	198,882	3,975	4.03	236,135	4,661	3.98
Commercial real estate (6)	66,361	1,116	3.39	73,892	1,177	3.21
Commercial lease financing	21,472	565	5.26	22,041	539	4.89
Commercial - foreign	28,682	520	3.65	35,070	822	4.73
Total commercial	315,397	6,176	3.94	367,138	7,199	3.95
Total loans and leases	979,267	26,548	5.45	980,035	25,845	5.30
Other earning assets	121,648	2,047	3.39	129,360	2,550	3.98
Total earning assets (7)	1,921,864	39,628	4.16	1,861,954	42,382	4.57
Cash and cash equivalents	203,334			178,822
Other assets, less allowance for loan and lease losses	374,499			428,676
Total assets	$2,499,697			$2,469,452

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$36,214	$86	0.48%	$33,378	$112	0.68%
NOW and money market deposit accounts	429,258	713	0.33	342,620	816	0.48
Consumer CDs and IRAs	156,755	1,008	1.30	232,792	3,119	2.70
Negotiable CDs, public funds and other time deposits	18,552	122	1.33	35,216	273	1.56
Total domestic interest-bearing deposits	640,779	1,929	0.61	644,006	4,320	1.35
Foreign interest-bearing deposits:
Banks located in foreign countries	19,171	66	0.70	22,638	85	0.75
Governments and official institutions	5,737	6	0.23	8,607	10	0.23
Time, savings and other	52,633	152	0.58	56,332	210	0.76
Total foreign interest-bearing deposits	77,541	224	0.58	87,577	305	0.70
Total interest-bearing deposits	718,320	2,153	0.60	731,583	4,625	1.27
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	481,041	1,709	0.72	547,446	3,617	1.33
Trading account liabilities	95,105	1,387	2.94	66,111	1,029	3.14
Long-term debt	505,507	7,112	2.82	445,545	8,350	3.76
Total interest-bearing liabilities (7)	1,799,973	12,361	1.38	1,790,685	17,621	1.98
Noninterest-bearing sources:
Noninterest-bearing deposits	268,024			237,933
Other liabilities	200,014			204,979
Shareholders’ equity	231,686			235,855
Total liabilities and shareholders’ equity	$2,499,697			$2,469,452
Net interest spread			2.78%			2.59%
Impact of noninterest-bearing sources			0.07			0.08
Net interest income/yield on earning assets		$27,267	2.85%		$24,761	2.67%

(1)	Yields on AFS debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(3)	Includes foreign residential mortgages of $522 million and $639 million for the six months ended June 30, 2010 and 2009.
(4)	Includes foreign consumer loans of $7.9 billion and $7.5 billion for the six months ended June 30, 2010 and 2009.
(5)	Includes consumer finance loans of $2.2 billion and $2.5 billion, other foreign consumer loans of $671 million and $618 million, and consumer overdrafts of $144 million and $217 million for the six months ended June 30, 2010 and 2009.
(6)	Includes domestic commercial real estate loans of $63.6 billion and $71.9 billion, and foreign commercial real estate loans of $2.8 billion and $2.0 billion for the six months ended June 30, 2010 and 2009.
(7)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $751 million and $72 million for the six months ended June 30, 2010 and 2009. Interest expense includes the impact of interest rate risk management contracts, which decreased interest expense on the underlying liabilities $1.8 billion and $1.1 billion for the six months ended June 30, 2010 and 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Six Months Ended June 30
	2010			2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$29,179	$330	2.28%	$25,879	$363	2.82%
Federal funds sold and securities borrowed or purchased under agreements to resell (2)	264,810	752	0.57	237,581	1,786	1.51
Trading account assets (2)	214,233	3,749	3.52	218,481	4,527	4.16
Debt securities (2)	312,727	6,885	4.44	270,618	7,317	5.42
Loans and leases:
Residential mortgage	245,785	6,082	4.95	259,431	7,169	5.53
Home equity	150,365	3,123	4.18	157,582	3,509	4.48
Discontinued real estate	14,201	287	4.05	18,845	689	7.31
Credit card - domestic	122,027	6,491	10.73	55,320	2,981	10.87
Credit card - foreign	28,783	1,760	12.33	17,847	955	10.79
Direct/Indirect consumer	99,728	2,535	5.13	100,521	3,216	6.45
Other consumer	2,981	94	6.34	3,351	127	7.63
Total consumer	663,870	20,372	6.17	612,897	18,646	6.11
Commercial-domestic (2)	198,882	4,043	4.10	236,135	4,727	4.04
Commercial real estate	66,361	1,116	3.39	73,892	1,177	3.21
Commercial lease financing	21,472	565	5.26	22,041	539	4.89
Commercial-foreign	28,682	520	3.65	35,070	822	4.73
Total commercial	315,397	6,244	3.99	367,138	7,265	3.99
Total loans and leases	979,267	26,616	5.48	980,035	25,911	5.32
Other earning assets	121,648	2,047	3.39	129,360	2,550	3.98
Total earning assets-excluding hedge impact	1,921,864	40,379	4.23	1,861,954	42,454	4.58
Net hedge expense on assets		(751)			(72)
Total earning assets-including hedge impact	1,921,864	39,628	4.16	1,861,954	42,382	4.57
Cash and cash equivalents	203,334			178,822
Other assets, less allowance for loan and lease losses	374,499			428,676
Total assets	$2,499,697			$2,469,452

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$36,214	$86	0.48%	$33,378	$112	0.68%
NOW and money market deposit accounts (2)	429,258	713	0.33	342,620	817	0.48
Consumer CDs and IRAs (2)	156,755	918	1.18	232,792	2,996	2.60
Negotiable CDs, public funds and other time deposits (2)	18,552	115	1.25	35,216	265	1.53
Total domestic interest-bearing deposits	640,779	1,832	0.58	644,006	4,190	1.31
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	19,171	32	0.34	22,638	65	0.57
Governments and official institutions	5,737	6	0.23	8,607	10	0.23
Time, savings and other	52,633	152	0.58	56,332	210	0.76
Total foreign interest-bearing deposits	77,541	190	0.49	87,577	285	0.66
Total interest-bearing deposits	718,320	2,022	0.57	731,583	4,475	1.23
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings (2)	481,041	1,531	0.64	547,446	3,072	1.13
Trading account liabilities	95,105	1,387	2.94	66,111	1,029	3.14
Long-term debt (2)	505,507	9,220	3.68	445,545	10,107	4.56
Total interest-bearing liabilities-excluding hedge impact	1,799,973	14,160	1.59	1,790,685	18,683	2.10
Net hedge income on liabilities		(1,799)			(1,062)
Total interest-bearing liabilities-including hedge impact	1,799,973	12,361	1.38	1,790,685	17,621	1.98
Noninterest-bearing sources:
Noninterest-bearing deposits	268,024			237,933
Other liabilities	200,014			204,979
Shareholders’ equity	231,686			235,855
Total liabilities and shareholders’ equity	$2,499,697			$2,469,452
Net interest spread			2.64			2.48
Impact of noninterest-bearing sources			0.10			0.08
Net interest income/yield on earning assets - excluding hedge impact		$26,219	2.74%		$23,771	2.56%
Net impact of hedge income (expense)		1,048	0.11		990	0.11
Net interest income/yield on earning assets		$27,267	2.85%		$24,761	2.67%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest income and interest expense is presented below.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Six Months Ended June 30
	2010	2009
Time deposits placed and other short-term investments	$(1)	$(3)
Federal funds sold and securities borrowed or purchased under agreements to resell	153	59
Trading account assets	(89)	—
Debt securities	(746)	(62)
Commercial-domestic	(68)	(66)

Net hedge expense on assets	$(751)	$(72)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$—	$(1)
Consumer CDs and IRAs	90	123
Negotiable CDs, public funds and other time deposits	7	8
Banks located in foreign countries	34	20
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	178	545
Long-term debt	(2,108)	(1,757)

Net hedge income on liabilities	$(1,799)	$(1,062)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries

Debt Securities and Available-for-Sale Marketable Equity Securities

(Dollars in millions)

	June 30, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$50,630	$476	$(722)	$50,384
Mortgage-backed securities:
Agency	148,618	5,025	(62)	153,581
Agency collateralized mortgage obligations	40,139	816	(85)	40,870
Non-agency residential	29,795	597	(1,032)	29,360
Non-agency commercial	6,327	840	(39)	7,128
Foreign securities	3,703	70	(823)	2,950
Corporate bonds	6,249	181	(63)	6,367
Other taxable securities (1)	17,176	73	(537)	16,712

Total taxable securities	302,637	8,078	(3,363)	307,352
Tax-exempt securities	7,462	96	(145)	7,413

Total available-for-sale debt securities	$310,099	$8,174	$(3,508)	$314,765

Held-to-maturity debt securities	435	—	—	435

Total debt securities	$310,534	$8,174	$(3,508)	$315,200

Available-for-sale marketable equity securities (2)	$181	$30	$(32)	$179

	March 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available-for-sale debt securities
U.S. Treasury and agency securities	$40,664	$291	$(212)	$40,743
Mortgage-backed securities:
Agency	150,356	2,791	(578)	152,569
Agency collateralized mortgage obligations	43,403	320	(250)	43,473
Non-agency residential	35,008	655	(2,685)	32,978
Non-agency commercial	6,971	947	(48)	7,870
Foreign securities	3,826	41	(744)	3,123
Corporate bonds	6,780	162	(85)	6,857
Other taxable securities (1)	19,914	84	(539)	19,459

Total taxable securities	306,922	5,291	(5,141)	307,072
Tax-exempt securities	9,041	74	(167)	8,948

Total available-for-sale debt securities	$315,963	$5,365	$(5,308)	$316,020

Held-to-maturity debt securities	340	—	—	340

Total debt securities	$316,303	$5,365	$(5,308)	$316,360

Available-for-sale marketable equity securities (2)	$2,937	$3,679	$(42)	$6,574

(1)	Includes asset-backed securities.
(2)	Represents those available-for-sale marketable equity securities that are recorded in other assets on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries

Quarterly Results by Business Segment

(Dollars in millions)

	Second Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$13,197	$2,115	$4,439	$1,000	$2,118	$1,976	$1,385	$164
Noninterest income	16,253	1,489	2,422	1,795	660	4,029	2,946	2,912

Total revenue, net of interest expense	29,450	3,604	6,861	2,795	2,778	6,005	4,331	3,076

Provision for credit losses	8,105	61	3,795	2,390	623	(133)	121	1,248
Noninterest expense	17,253	2,496	1,799	2,817	909	4,790	3,370	1,072

Income (loss) before income taxes	4,092	1,047	1,267	(2,412)	1,246	1,348	840	756
Income tax expense (benefit) (2)	969	382	461	(878)	456	421	484	(357)

Net income (loss)	$3,123	$665	$806	$(1,534)	$790	$927	$356	$1,113

Average
Total loans and leases	$967,054	n/m	$177,571	$130,664	$206,111	$95,902	$99,007	$257,245
Total assets (3)	2,489,745	$440,628	186,195	229,168	302,636	774,792	265,908	n/m
Total deposits	991,615	415,670	n/m	n/m	145,221	113,165	229,272	64,201
Allocated equity	233,461	24,212	40,517	26,346	41,971	53,117	23,515	23,783

Period end
Total loans and leases	$956,177	n/m	$173,021	$129,798	$203,173	$95,647	$99,351	$254,615
Total assets (3)	2,363,878	$436,935	183,334	225,492	303,848	712,219	259,734	n/m
Total deposits	974,467	411,682	n/m	n/m	147,251	106,091	229,551	56,983

	First Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$14,070	$2,146	$4,818	$1,213	$2,213	$2,146	$1,391	$143
Noninterest income	18,220	1,487	1,985	2,411	817	7,605	2,778	1,137

Total revenue, net of interest expense	32,290	3,633	6,803	3,624	3,030	9,751	4,169	1,280

Provision for credit losses	9,805	37	3,535	3,600	926	247	242	1,218
Noninterest expense	17,775	2,498	1,757	3,329	967	4,370	3,191	1,663

Income (loss) before income taxes	4,710	1,098	1,511	(3,305)	1,137	5,134	736	(1,601)
Income tax expense (benefit) (2)	1,528	410	564	(1,233)	424	1,916	275	(828)

Net income (loss)	$3,182	$688	$947	$(2,072)	$713	$3,218	$461	$(773)

Average
Total loans and leases	$991,615	n/m	$189,307	$133,745	$213,841	$99,027	$99,038	$256,151
Total assets (3)	2,509,760	$439,070	195,845	234,116	294,856	782,126	256,286	n/m
Total deposits	981,015	414,169	n/m	n/m	143,369	104,113	224,514	70,417
Allocated equity	229,891	24,116	43,170	27,280	42,645	55,053	21,978	15,649

Period end
Total loans and leases	$976,042	n/m	$181,763	$132,428	$211,255	$95,588	$98,538	$255,851
Total assets (3)	2,338,700	$442,525	190,996	224,570	301,423	690,772	261,330	n/m
Total deposits	976,102	417,541	n/m	n/m	145,454	105,117	230,044	56,467

	Second Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$11,942	$1,729	$4,976	$1,199	$1,979	$2,366	$1,288	$(1,595)
Noninterest income	21,144	1,748	2,286	3,264	864	8,045	2,674	2,263

Total revenue, net of interest expense	33,086	3,477	7,262	4,463	2,843	10,411	3,962	668

Provision for credit losses	13,375	87	7,655	2,726	2,081	588	238	—
Noninterest expense	17,020	2,593	1,936	2,834	970	3,920	3,142	1,625

Income (loss) before income taxes	2,691	797	(2,329)	(1,097)	(208)	5,903	582	(957)
Income tax expense (benefit) (2)	(533)	263	(743)	(371)	(144)	2,000	186	(1,724)

Net income (loss)	$3,224	$534	$(1,586)	$(726)	$(64)	$3,903	$396	$767

Average
Total loans and leases	$966,105	n/m	$215,808	$131,509	$234,355	$116,513	$101,746	$165,558
Total assets (3)	2,420,317	$440,039	231,927	232,253	278,267	780,910	237,591	n/m
Total deposits	974,892	415,502	n/m	n/m	125,805	102,650	215,381	89,527
Allocated equity	242,867	23,381	41,775	16,128	43,476	49,670	18,113	50,324

Period end
Total loans and leases	$942,248	n/m	$211,325	$131,120	$230,131	$108,320	$100,852	$159,977
Total assets (3)	2,254,394	$445,936	227,905	234,277	275,213	695,735	233,792	n/m
Total deposits	970,742	421,651	n/m	n/m	128,348	104,124	207,580	84,226

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries

Year-to-Date Results by Business Segment

(Dollars in millions)

	Six Months Ended June 30, 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$27,267	$4,261	$9,257	$2,213	$4,331	$4,122	$2,776	$307
Noninterest income	34,473	2,976	4,407	4,206	1,477	11,634	5,724	4,049

Total revenue, net of interest expense	61,740	7,237	13,664	6,419	5,808	15,756	8,500	4,356

Provision for credit losses	17,910	98	7,330	5,990	1,549	114	363	2,466
Noninterest expense	35,028	4,994	3,556	6,146	1,876	9,160	6,561	2,735

Income (loss) before income taxes	8,802	2,145	2,778	(5,717)	2,383	6,482	1,576	(845)
Income tax expense (benefit) (2)	2,497	792	1,025	(2,111)	880	2,337	759	(1,185)

Net income (loss)	$6,305	$1,353	$1,753	$(3,606)	$1,503	$4,145	$817	$340

Average
Total loans and leases	$979,267	n/m	$183,407	$132,196	$209,955	$97,456	$99,023	$256,700
Total assets (3)	2,499,697	$439,854	190,993	231,628	298,767	778,439	261,124	n/m
Total deposits	986,344	414,924	n/m	n/m	144,300	108,664	226,906	67,291
Allocated equity	231,686	24,164	41,836	26,811	42,306	54,080	22,751	19,738

Period end
Total loans and leases	$956,177	n/m	$173,021	$129,798	$203,173	$95,647	$99,351	$254,615
Total assets (3)	2,363,878	$436,935	183,334	225,492	303,848	712,219	259,734	n/m
Total deposits	974,467	411,682	n/m	n/m	147,251	106,091	229,551	56,983

	Six Months Ended June 30, 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$24,761	$3,598	$10,174	$2,391	$3,960	$5,148	$2,942	$(3,452)
Noninterest income	44,405	3,251	4,535	7,308	1,592	14,203	5,182	8,334

Total revenue, net of interest expense	69,166	6,849	14,709	9,699	5,552	19,351	8,124	4,882

Provision for credit losses	26,755	175	15,876	6,098	3,868	913	492	(667)
Noninterest expense	34,022	4,895	3,982	5,491	1,944	8,613	6,256	2,841

Income (loss) before income taxes	8,389	1,779	(5,149)	(1,890)	(260)	9,825	1,376	2,708
Income tax expense (benefit) (2)	918	631	(1,806)	(669)	(160)	3,405	486	(969)

Net income (loss)	$7,471	$1,148	$(3,343)	$(1,221)	$(100)	$6,420	$890	$3,677

Average
Total loans and leases	$980,035	n/m	$219,888	$128,543	$235,695	$118,940	$106,116	$170,119
Total assets (3)	2,469,452	$420,634	237,214	225,718	270,444	807,940	258,003	n/m
Total deposits	969,516	395,999	n/m	n/m	122,175	103,325	233,049	90,597
Allocated equity	235,855	23,402	40,885	15,503	41,608	47,792	17,366	49,299

Period end
Total loans and leases	$942,248	n/m	$211,325	$131,120	$230,131	$108,320	$100,852	$159,977
Total assets (3)	2,254,394	$445,936	227,905	234,277	275,213	695,735	233,792	n/m
Total deposits	970,742	421,651	n/m	n/m	128,348	104,124	207,580	84,226

(1)	The 2010 period is presented in accordance with new consolidation guidance. The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

Deposits Segment Results (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Net interest income (2)	$4,261	$3,598	$2,115	$2,146	$1,764	$1,726	$1,729
Noninterest income:
Service charges	2,974	3,248	1,494	1,480	1,645	1,904	1,747
All other income (loss)	2	3	(5)	7	—	2	1

Total noninterest income	2,976	3,251	1,489	1,487	1,645	1,906	1,748

Total revenue, net of interest expense	7,237	6,849	3,604	3,633	3,409	3,632	3,477

Provision for credit losses	98	175	61	37	75	93	87
Noninterest expense	4,994	4,895	2,496	2,498	2,330	2,287	2,593

Income before income taxes	2,145	1,779	1,047	1,098	1,004	1,252	797
Income tax expense (2)	792	631	382	410	396	439	263

Net income	$1,353	$1,148	$665	$688	$608	$813	$534

Net interest yield (2)	2.08%	1.84%	2.05%	2.11%	1.69%	1.64%	1.68%
Return on average equity	11.29	9.89	11.01	11.57	10.10	13.62	9.16
Efficiency ratio (2)	68.99	71.47	69.24	68.75	68.36	62.97	74.59

Balance sheet

Average
Total earning assets (3)	$413,290	$394,374	$414,179	$412,390	$414,798	$416,637	$413,674
Total assets (3)	439,854	420,634	440,628	439,070	441,478	443,271	440,039
Total deposits	414,924	395,999	415,670	414,169	416,534	418,512	415,502
Allocated equity	24,164	23,402	24,212	24,116	23,876	23,688	23,381

Period end
Total earning assets (3)	$410,922	$420,004	$410,922	$416,174	$417,713	$415,075	$420,004
Total assets (3)	436,935	445,936	436,935	442,525	444,612	441,585	445,936
Total deposits	411,682	421,651	411,682	417,541	419,583	416,951	421,651

(1)	Deposits includes the net impact of migrating customers and their related deposit balances between the Merrill Lynch Global Wealth Management (MLGWM) business within Global Wealth & Investment Management (GWIM) and Deposits. Subsequent to the date of migration, the associated net interest income, service charges and noninterest expense are recorded in the business to which deposits were transferred.
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

Deposits Key Indicators

(Dollars in millions, except as noted)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Average deposit balances
Checking	$146,497	$130,541	$149,198	$143,767	$138,997	$136,605	$135,357
Savings	34,412	31,034	35,467	33,345	31,995	32,374	32,488
MMS	119,457	84,751	122,089	116,796	108,848	98,659	91,275
CDs and IRAs	111,223	146,304	105,598	116,911	133,714	147,844	152,828
Foreign and other	3,335	3,369	3,318	3,350	2,980	3,030	3,554

Total average deposit balances	$414,924	$395,999	$415,670	$414,169	$416,534	$418,512	$415,502

Total balances migrated to (from) MLGWM	$2,454	$(40,480)	$(555)	$3,009	$(33)	$(2,920)	$(34,340)

Deposit spreads (excludes noninterest costs)
Checking	3.82%	4.12%	3.82%	3.82%	3.82%	3.93%	4.07%
Savings	3.72	3.88	3.70	3.73	3.67	3.83	3.87
MMS	0.81	0.23	0.84	0.77	0.59	0.58	0.55
CDs and IRAs	0.17	0.07	0.22	0.12	0.02	(0.01)	0.05
Foreign and other	4.14	3.70	4.14	4.15	3.45	3.46	3.68
Total deposit spreads	1.95	1.75	2.01	1.90	1.73	1.72	1.78

Online banking (end of period)
Active accounts (units in thousands)	29,195	28,649	29,195	29,850	29,600	29,209	28,649
Active billpay accounts (units in thousands)	14,902	15,115	14,902	15,078	14,966	15,107	15,115

Bank of America has the largest active online banking customer base with 29.2 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

14.9 million active bill pay users paid $76.0 billion worth of bills this quarter.

Certain prior period amounts have been reclassified to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Global Card Services Segment Results (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Net interest income (2)	$9,257	$10,174	$4,439	$4,818	$4,878	$4,920	$4,976
Noninterest income:
Card income	3,781	4,277	1,900	1,881	2,093	2,183	2,163
All other income	626	258	522	104	115	147	123

Total noninterest income	4,407	4,535	2,422	1,985	2,208	2,330	2,286

Total revenue, net of interest expense	13,664	14,709	6,861	6,803	7,086	7,250	7,262

Provision for credit losses	7,330	15,876	3,795	3,535	6,854	6,823	7,655
Noninterest expense	3,556	3,982	1,799	1,757	1,899	1,936	1,936

Income (loss) before income taxes	2,778	(5,149)	1,267	1,511	(1,667)	(1,509)	(2,329)
Income tax expense (benefit) (2)	1,025	(1,806)	461	564	(659)	(541)	(743)

Net income (loss)	$1,753	$(3,343)	$806	$947	$(1,008)	$(968)	$(1,586)

Net interest yield (2)	10.17%	9.34%	10.01%	10.32%	9.71%	9.37%	9.26%
Return on average equity	8.45	n/m	7.98	8.90	n/m	n/m	n/m
Efficiency ratio (2)	26.02	27.07	26.20	25.84	26.79	26.71	26.66

Balance sheet

Average
Total loans and leases	$183,407	$219,888	$177,571	$189,307	$199,756	$208,650	$215,808
Total earning assets	183,579	219,771	177,868	189,353	199,383	208,287	215,575
Total assets	190,993	237,214	186,195	195,845	215,447	224,165	231,927
Allocated equity	41,836	40,885	40,517	43,170	41,696	40,652	41,775

Period end
Total loans and leases	$173,021	$211,325	$173,021	$181,763	$196,289	$202,860	$211,325
Total earning assets	173,497	211,054	173,497	182,267	196,046	202,653	211,054
Total assets	183,334	227,905	183,334	190,996	212,668	219,642	227,905

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - Global Card Services - Reconciliation on page 46).
(2)	Fully taxable-equivalent basis

n/m = not meaningful

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Global Card Services Key Indicators (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Credit Card Data (2)

Loans
Average
Securitization impact	n/a	$102,357	n/a	n/a	$91,705	$97,520	$102,046
Held credit card outstandings	$150,810	73,167	$146,444	$155,225	70,893	70,940	70,546

Total credit card outstandings	$150,810	$175,524	$146,444	$155,225	$162,598	$168,460	$172,592

Period end
Securitization impact	n/a	$100,438	n/a	n/a	$89,715	$94,328	$100,438
Held credit card outstandings	$143,130	69,377	$143,130	$149,555	71,109	70,206	69,377

Total credit card outstandings	$143,130	$169,815	$143,130	$149,555	$160,824	$164,534	$169,815

Credit Quality
Charge-offs $
Securitization impact	n/a	$5,165	n/a	n/a	$2,926	$3,308	$2,983
Held net charge-offs	$9,053	3,676	$4,459	$4,594	1,941	2,169	2,064

Total credit card net losses	$9,053	$8,841	$4,459	$4,594	$4,867	$5,477	$5,047

Charge-offs %
Securitization impact	n/a	0.03%	n/a	n/a	1.02%	0.77%	(0.01)%
Held net charge-offs	12.11%	10.13	12.21%	12.00%	10.86	12.13	11.74

Total credit card net losses	12.11%	10.16%	12.21%	12.00%	11.88%	12.90%	11.73%

30+ Delinquency $
Securitization impact	n/a	$7,748	n/a	n/a	$6,599	$7,047	$7,748
Held delinquency	$8,212	5,221	$8,212	$10,125	4,961	5,054	5,221

Total delinquency	$8,212	$12,969	$8,212	$10,125	$11,560	$12,101	$12,969

30+ Delinquency %
Securitization impact	n/a	0.11%	n/a	n/a	0.21%	0.15%	0.11%
Held delinquency	5.74%	7.53	5.74%	6.77%	6.98	7.20	7.53

Total delinquency	5.74%	7.64%	5.74%	6.77%	7.19%	7.35%	7.64%

90+ Delinquency $
Securitization impact	n/a	$4,263	n/a	n/a	$3,550	$3,600	$4,263
Held delinquency	$4,526	2,894	$4,526	$5,572	2,657	2,593	2,894

Total delinquency	$4,526	$7,157	$4,526	$5,572	$6,207	$6,193	$7,157

90+ Delinquency %
Securitization impact	n/a	0.04%	n/a	n/a	0.12%	0.07%	0.04%
Held delinquency	3.16%	4.17	3.16%	3.73%	3.74	3.69	4.17

Total delinquency	3.16%	4.21%	3.16%	3.73%	3.86%	3.76%	4.21%

Other Global Card Services Key Indicators

Credit card data
Gross interest yield	11.04%	11.51%	10.89%	11.18%	11.34%	11.18%	11.33%
Risk adjusted margin	1.58	2.94	1.33	1.83	1.47	0.26	1.28
New account growth (in thousands)	1,414	2,188	670	745	994	1,014	957
Purchase volumes	$102,600	$100,000	$53,924	$48,677	$54,875	$53,031	$51,944

Debit Card Data
Debit purchase volumes	$115,203	$106,291	$59,136	$56,067	$57,186	$54,764	$55,158

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis.
(2)	Credit Card includes U.S., Europe and Canada consumer credit card and does not include business card, debit card and unsecured consumer lending.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Home Loans & Insurance Segment Results

(Dollars in millions; except as noted)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Net interest income (1)	$2,213	$2,391	$1,000	$1,213	$1,275	$1,309	$1,199
Noninterest income:
Mortgage banking income	2,661	6,081	1,020	1,641	1,816	1,424	2,661
Insurance income	1,151	1,134	561	590	618	594	553
All other income	394	93	214	180	82	86	50

Total noninterest income	4,206	7,308	1,795	2,411	2,516	2,104	3,264

Total revenue, net of interest expense	6,419	9,699	2,795	3,624	3,791	3,413	4,463

Provision for credit losses	5,990	6,098	2,390	3,600	2,249	2,897	2,726
Noninterest expense	6,146	5,491	2,817	3,329	3,164	3,049	2,834

Loss before income taxes	(5,717)	(1,890)	(2,412)	(3,305)	(1,622)	(2,533)	(1,097)
Income tax benefit (1)	(2,111)	(669)	(878)	(1,233)	(628)	(898)	(371)

Net loss	$(3,606)	$(1,221)	$(1,534)	$(2,072)	$(994)	$(1,635)	$(726)

Net interest yield (1)	2.36%	2.53%	2.13%	2.58%	2.64%	2.59%	2.43%
Efficiency ratio (1)	95.73	56.62	100.78	91.85	83.47	89.33	63.50

Balance sheet

Average
Total loans and leases	$132,196	$128,543	$130,664	$133,745	$132,326	$132,599	$131,509
Total earning assets	189,468	190,272	188,146	190,805	191,544	200,426	197,651
Total assets	231,628	225,718	229,168	234,116	232,827	236,086	232,253
Allocated equity	26,811	15,503	26,346	27,280	26,214	24,737	16,128

Period end
Total loans and leases	$129,798	$131,120	$129,798	$132,428	$131,302	$134,255	$131,120
Total earning assets	188,091	197,419	188,091	183,898	188,349	197,550	197,419
Total assets	225,492	234,277	225,492	224,570	232,588	234,725	234,277

Period end (in billions)
Mortgage servicing portfolio (2)	$2,127.6	$2,111.9	$2,127.6	$2,143.7	$2,150.8	$2,148.3	$2,111.9

(1)	Fully taxable-equivalent basis
(2)	Servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Home Loans & Insurance Key Indicators

(Dollars in millions, except as noted)

	Six Months Ended June 30				Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009		Third Quarter 2009		Second Quarter 2009
	2010		2009
Mortgage servicing rights at fair value rollforward:
Beginning balance	$19,465		$12,733		$18,842		$19,465		$17,539		$18,535		$14,096
Merrill Lynch balance, January 1, 2009	—		209		—		—		—		—		—
Net additions	2,013		2,955		882		1,131		1,035		1,738		1,706
Impact of customer payments	(2,037)		(2,291)		(981)		(1,056)		(1,089)		(1,111)		(1,098)
Other changes in MSR fair value	(4,696)		4,929		(3,998)		(698)		1,980		(1,623)		3,831

Ending balance	$14,745		$18,535		$14,745		$18,842		$19,465		$17,539		$18,535

Capitalized mortgage servicing rights
(% of loans serviced)	86	bps	109	bps	86	bps	110	bps	113	bps	102	bps	109	bps
Mortgage loans serviced for investors (in billions)	$1,706		$1,703		$1,706		$1,717		$1,716		$1,726		$1,703

Loan production:
Home Loans & Insurance
First mortgage	$136,106		$181,519		$69,141		$66,965		$83,503		$89,484		$103,021
Home equity	3,602		5,843		1,831		1,771		2,420		2,225		2,920
Total Corporation (1)
First mortgage	141,440		195,863		71,938		69,502		86,588		95,654		110,645
Home equity	4,164		7,688		2,137		2,027		2,787		2,739		3,650

Mortgage banking income
Production income	$937		$3,323		$180		$757		$1,060		$1,118		$1,674
Servicing income:
Servicing fees	3,214		3,029		1,647		1,567		1,601		1,596		1,511
Impact of customer payments	(2,037)		(2,291)		(981)		(1,056)		(1,089)		(1,111)		(1,098)
Fair value changes of MSRs, net of economic hedge results (2)	209		1,757		12		197		95		(313)		447
Other servicing-related revenue	338		263		162		176		149		134		127

Total net servicing income	1,724		2,758		840		884		756		306		987

Total Home Loans & Insurance mortgage banking income	2,661		6,081		1,020		1,641		1,816		1,424		2,661
Other business segments’ mortgage banking loss (3)	(263)		(240)		(122)		(141)		(164)		(126)		(134)

Total consolidated mortgage banking income	$2,398		$5,841		$898		$1,500		$1,652		$1,298		$2,527

(1)	In addition to loan production in Home Loans & Insurance, the remaining first mortgage and home equity loan production is primarily in GWIM.
(2)	Includes sale of mortgage servicing rights.
(3)	Includes the effect of transfers of mortgage loans from Home Loans & Insurance to the ALM portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Global Commercial Banking Segment Results

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Net interest income (1)	$4,331	$3,960	$2,118	$2,213	$2,082	$2,012	$1,979
Noninterest income:
Service charges	1,071	1,023	528	543	522	533	512
All other income	406	569	132	274	212	227	352

Total noninterest income	1,477	1,592	660	817	734	760	864

Total revenue, net of interest expense	5,808	5,552	2,778	3,030	2,816	2,772	2,843

Provision for credit losses	1,549	3,868	623	926	1,843	2,057	2,081
Noninterest expense	1,876	1,944	909	967	930	959	970

Income (loss) before income taxes	2,383	(260)	1,246	1,137	43	(244)	(208)
Income tax expense (benefit) (1)	880	(160)	456	424	74	(84)	(144)

Net income (loss)	$1,503	$(100)	$790	$713	$(31)	$(160)	$(64)

Net interest yield (1)	3.26%	3.36%	3.13%	3.39%	3.04%	3.05%	3.23%
Return on average equity	7.16	n/m	7.55	6.78	n/m	n/m	n/m
Efficiency ratio (1)	32.31	35.00	32.74	31.92	33.03	34.61	34.12

Balance sheet

Average
Total loans and leases	$209,955	$235,695	$206,111	$213,841	$219,239	$225,994	$234,355
Total earning assets (2)	267,890	237,932	271,370	264,370	271,266	261,876	245,586
Total assets (2)	298,767	270,444	302,636	294,856	301,771	292,878	278,267
Total deposits	144,300	122,175	145,221	143,369	143,089	131,548	125,805
Allocated equity	42,306	41,608	41,971	42,645	42,307	42,193	43,476

Period end
Total loans and leases	$203,173	$230,131	$203,173	$211,255	$215,237	$221,543	$230,131
Total earning assets (2)	272,691	243,771	272,691	271,098	264,745	253,557	243,771
Total assets (2)	303,848	275,213	303,848	301,423	295,829	284,869	275,213
Total deposits	147,251	128,348	147,251	145,454	146,905	133,214	128,348

(1)	Fully taxable-equivalent basis
(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Global Commercial Banking Key Indicators

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Revenue, net of interest expense by service segment
Business lending	$3,535	$3,424	$1,656	$1,879	$1,746	$1,724	$1,801
Treasury services	2,273	2,128	1,122	1,151	1,070	1,048	1,042

Total revenue, net of interest expense (1)	$5,808	$5,552	$2,778	$3,030	$2,816	$2,772	$2,843

Average loans and leases by product
Commercial - domestic	$106,160	$124,175	$104,261	$108,081	$111,341	$115,324	$122,107
Commercial real estate	55,808	63,357	53,721	57,917	60,351	62,773	64,430
Direct/Indirect consumer	45,589	45,334	45,776	45,400	45,001	45,309	45,052
Other	2,398	2,829	2,353	2,443	2,546	2,588	2,766

Total average loans and leases	$209,955	$235,695	$206,111	$213,841	$219,239	$225,994	$234,355

Loan spread	2.31%	1.96%	2.32%	2.30%	2.18%	2.11%	2.03%

Credit quality
Reservable utilized criticized exposure (2)	$37,613	$39,360	$37,613	$39,586	$41,225	$42,109	$39,360
	18.50%	16.73%	18.50%	18.53%	18.75%	18.59%	16.73%
Nonperforming loans, leases and foreclosed properties (3)	$10,027	$9,695	$10,027	$10,814	$11,083	$10,412	$9,695
	4.92%	4.21%	4.92%	5.10%	5.13%	4.69%	4.21%

Average deposit balances
Interest-bearing	$54,185	$50,441	$54,187	$54,182	$53,862	$49,533	$49,579
Noninterest-bearing	90,115	71,734	91,034	89,187	89,227	82,015	76,226

Total	$144,300	$122,175	$145,221	$143,369	$143,089	$131,548	$125,805

(1)	Fully taxable-equivalent basis
(2)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees and commercial letters of credit.
(3)	Nonperforming loans, leases and foreclosed properties are presented on an end-of-period basis. The nonperforming ratio is calculated as nonperforming loans, leases and foreclosed properties divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries

Global Banking & Markets Segment Results

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Net interest income (1)	$4,122	$5,148	$1,976	$2,146	$2,169	$2,255	$2,366
Noninterest income:
Service charges	1,048	923	529	519	565	555	441
Investment and brokerage services	1,299	1,476	676	623	596	590	861
Investment banking income	2,518	2,725	1,301	1,217	1,970	1,232	1,605
Trading account profits	6,274	7,017	1,202	5,072	1,378	3,411	2,048
All other income (loss)	495	2,062	321	174	(1,059)	(368)	3,090

Total noninterest income	11,634	14,203	4,029	7,605	3,450	5,420	8,045

Total revenue, net of interest expense	15,756	19,351	6,005	9,751	5,619	7,675	10,411

Provision for credit losses	114	913	(133)	247	547	538	588
Noninterest expense	9,160	8,613	4,790	4,370	3,595	3,640	3,920

Income before income taxes	6,482	9,825	1,348	5,134	1,477	3,497	5,903
Income tax expense (1)	2,337	3,405	421	1,916	30	1,246	2,000

Net income	$4,145	$6,420	$927	$3,218	$1,447	$2,251	$3,903

Return on average equity	15.46%	27.09%	7.00%	23.70%	11.14%	17.57%	31.52%
Efficiency ratio (1)	58.14	44.51	79.75	44.83	63.98	47.42	37.66

Sales and trading revenue
Fixed income, currency and commodities	$7,831	$7,450	$2,316	$5,515	$1,270	$4,004	$2,682
Equity income	2,382	2,687	852	1,530	950	1,265	1,198

Total sales and trading revenue (2)	$10,213	$10,137	$3,168	$7,045	$2,220	$5,269	$3,880

Balance sheet

Average
Total trading-related assets (3)	$511,358	$521,558	$513,204	$509,492	$494,001	$496,326	$504,861
Total loans and leases	97,456	118,940	95,902	99,027	99,635	105,995	116,513
Total market-based earning assets	524,054	483,086	520,825	527,319	490,561	468,838	476,431
Total earning assets (4)	617,133	598,681	610,791	623,545	585,396	570,601	587,112
Total assets (4)	778,439	807,940	774,792	782,126	746,564	754,344	780,910
Total deposits	108,664	103,325	113,165	104,113	108,638	104,228	102,650
Allocated equity	54,080	47,792	53,117	55,053	51,523	50,844	49,670

Period end
Total trading-related assets (3)	$472,079	$436,002	$472,079	$441,087	$411,562	$448,821	$436,002
Total loans and leases	95,647	108,320	95,647	95,588	95,930	101,730	108,320
Total market-based earning assets	462,484	401,164	462,484	440,305	404,315	418,756	401,164
Total earning assets (4)	549,911	506,184	549,911	533,845	501,877	516,156	506,184
Total assets (4)	712,219	695,735	712,219	690,772	653,802	703,404	695,735
Total deposits	106,091	104,124	106,091	105,117	102,211	98,704	104,124

Trading-related assets (average)
Trading account securities	$204,072	$204,509	$204,142	$204,001	$200,917	$198,732	$191,014
Reverse repurchases	186,618	162,216	184,146	189,118	173,574	155,608	160,630
Securities borrowed	56,100	45,950	57,309	54,878	53,092	53,694	51,296
Derivative assets	64,568	108,883	67,607	61,495	66,418	88,292	101,921

Total trading-related assets (3)	$511,358	$521,558	$513,204	$509,492	$494,001	$496,326	$504,861

(1) Fully taxable-equivalent basis
(2) Sales and trading revenue represents total Global Banking & Markets revenue, net of interest expense as adjusted by the following items:
Total Global Banking & Markets revenue, net of interest expense	$15,756	$19,351	$6,005	$9,751	$5,619	$7,675	$10,411
Total Global Banking revenue, net of interest expense	(4,683)	(7,959)	(2,391)	(2,292)	(2,173)	(1,885)	(5,928)
Investment banking income	(1,192)	(1,305)	(596)	(596)	(908)	(635)	(820)
Fair value option net interest income	(82)	(141)	(35)	(47)	(55)	(66)	(73)
Revenue (loss) shared	414	139	185	229	(263)	180	269
Loss on sale of prime brokerage business	—	52	—	—	—	—	21

Total sales and trading revenue	$10,213	$10,137	$3,168	$7,045	$2,220	$5,269	$3,880

(3)	Includes assets which are not considered earning assets (i.e. derivative assets).
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries

Global Banking & Markets Key Indicators

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Investment banking income (1)
Advisory (1)	$409	$621	$242	$167	$360	$186	$292
Debt issuance	1,600	1,599	827	773	805	720	944
Equity issuance	662	665	318	344	893	406	508

	2,671	2,885	1,387	1,284	2,058	1,312	1,744
Offset for intercompany fees (3)	(112)	(184)	(68)	(44)	(462)	(58)	(98)

Total investment banking income	$2,559	$2,701	$1,319	$1,240	$1,596	$1,254	$1,646

Global Corporate & Investment Banking Key Indicators

Revenue, net of interest expense - by service segment
Business lending	$1,818	$1,494	$870	$948	$747	$602	$633
Treasury services	1,385	5,217	712	673	721	751	4,494
Investment banking related (4)	1,475	1,226	807	668	705	550	799

Total revenue, net of interest expense	$4,678	$7,937	$2,389	$2,289	$2,173	$1,903	$5,926

Average deposit balances
Interest-bearing	$52,877	$48,013	$55,116	$50,614	$49,155	$44,141	$44,323
Noninterest-bearing	46,798	45,945	49,073	44,497	49,591	51,505	48,372

Total average deposits	$99,675	$93,958	$104,189	$95,111	$98,746	$95,646	$92,695

Loan spread	1.94%	1.54%	1.94%	1.94%	1.61%	1.61%	1.55%

Provision for credit losses	$21	$862	$(190)	$211	$295	$441	$588

Credit quality (5, 6)
Reservable utilized criticized exposure	$7,290	$11,542	$7,290	$9,664	$10,989	$11,842	$11,542
	7.29%	10.31%	7.29%	9.69%	10.72%	11.15%	10.31%
Nonperforming loans, leases and foreclosed properties	$905	$1,273	$905	$922	$1,240	$1,335	$1,273
	1.13%	1.38%	1.13%	1.16%	1.49%	1.53%	1.38%
Average loans and leases by product
Commercial - domestic	$34,879	$49,810	$33,594	$36,178	$39,664	$42,602	$46,870
Commercial real estate	33	87	31	36	46	55	73
Commercial lease financing	23,472	24,261	23,250	23,696	23,873	24,139	24,207
Commercial - foreign	22,305	25,735	22,705	21,901	22,375	23,764	25,853
Direct/Indirect consumer	1	4	1	2	2	3	3
Other	43	61	42	43	45	55	60

Total average loans and leases	$80,733	$99,958	$79,623	$81,856	$86,005	$90,618	$97,066

(1)	Represents total investment banking income for the Corporation, including amounts related to Global Banking & Markets of $2.5 billion and $2.7 billion for the six months ended June 30, 2010 and 2009; $1.3 billion and $1.2 billion for the second and first quarters of 2010, and $2.0 billion, $1.2 billion and $1.6 billion for the fourth, third and second quarters of 2009, respectively.
(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)	Represents the offset to fees paid on the Corporation’s transactions.
(4)	Includes revenue and loss sharing with Global Markets for certain activities and positions.
(5)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(6)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries

Investment Banking Product Rankings

	Six Months Ended June 30, 2010
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	2	10.8%	2	15.8%
Leveraged loans	1	18.3	1	23.5
Mortgage-backed securities	1	17.9	1	20.6
Asset-backed securities	1	14.5	1	19.8
Convertible debt	3	8.9	3	13.2
Common stock underwriting	3	7.1	4	9.4
Investment grade corporate debt	2	6.2	2	15.9
Syndicated loans	2	9.5	1	21.3
Net investment banking revenue	2	7.3	1	12.6
Announced mergers and acquisitions	5	13.4	5	21.1
Equity capital markets	2	7.3	3	10.3
Debt capital markets	3	6.9	1	11.8

Source: Dealogic data. Figures above include self-led transactions.

•	Rankings based on deal volumes except for investment banking revenue rankings which reflect fees.
•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.
•	Mergers and acquisitions volume rankings are for announced transactions and provide credit only to the investment bank advising the parent company that is domiciled within that region.
•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.

Highlights
Global top 3 rankings in:

High-yield corporate debt	Investment grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Net investment banking revenue
Asset-backed securities	Equity capital markets
Convertible debt	Debt capital markets
Common stock underwriting

U.S. top 3 rankings in:

High-yield corporate debt	Investment grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Net investment banking revenue
Asset-backed securities	Equity capital markets
Convertible debt	Debt capital markets

Excluding self-led deals, global and U.S. leveraged loans, mortgage-backed securities and asset-backed securities rankings were #1. High-yield corporate debt and investment grade corporate debt ranked #2 in the U.S. and globally. Syndicated loans ranked #1 in the U.S. and #2 globally. Convertible debt ranked #3 and common stock underwriting ranked #4 in the U.S. Net investment banking revenue ranked #1 in the U.S. and #2 globally, debt capital markets ranked #2 and equity capital markets ranked #3 in the U.S.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries

Super Senior Collateralized Debt Obligation Exposure

(Dollars in millions)

	June 30, 2010
	Subprime (1)	Retained Positions	Total Subprime	Non- Subprime (2)	Total
Unhedged	$745	$330	$1,075	$307	$1,382
Hedged (3)	580	—	580	552	1,132

Total	$1,325	$330	$1,655	$859	$2,514

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Includes highly-rated collateralized loan obligations and commercial mortgage-backed securities super senior exposure.
(3)	Hedged amounts are presented at carrying value before consideration of the insurance.

Credit Default Swaps with Monoline Financial Guarantors

(Dollars in millions)

	June 30, 2010
	Super Senior CDOs	Other Guaranteed Positions	Total
Notional	$3,668	$35,235	$38,903

Mark-to-market or guarantor receivable	$2,919	$7,292	$10,211
Credit valuation adjustment	(2,206)	(3,783)	(5,989)

Total	$713	$3,509	$4,222

Credit valuation adjustment %	76%	52%	59%

(Writedowns) gains during the three months ended June 30, 2010	$(224)	$115	$(109)

(Writedowns) gains during the six months ended June 30, 2010	(333)	154	(179)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management Segment Results (1)

(Dollars in millions, except as noted)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Net interest income (2)	$2,776	$2,942	$1,385	$1,391	$1,273	$1,329	$1,288
Noninterest income:
Investment and brokerage services	4,391	4,158	2,241	2,150	2,161	2,104	2,028
All other income	1,333	1,024	705	628	1,834	438	646

Total noninterest income	5,724	5,182	2,946	2,778	3,995	2,542	2,674

Total revenue, net of interest expense	8,500	8,124	4,331	4,169	5,268	3,871	3,962

Provision for credit losses	363	492	121	242	53	515	238
Noninterest expense	6,561	6,256	3,370	3,191	3,144	3,003	3,142

Income before income taxes	1,576	1,376	840	736	2,071	353	582
Income tax expense (2)	759	486	484	275	774	118	186

Net income	$817	$890	$356	$461	$1,297	$235	$396

Net interest yield (2)	2.44%	2.64%	2.36%	2.51%	2.28%	2.53%	2.52%
Return on average equity	7.25	10.33	6.08	8.50	26.79	4.95	8.77
Efficiency ratio (2)	77.18	77.00	77.77	76.56	59.67	77.60	79.26

Balance sheet
Average
Total loans and leases	$99,023	$106,116	$99,007	$99,038	$100,238	$101,155	$101,746
Total earning assets (3)	229,835	225,060	234,981	224,631	221,870	208,696	205,234
Total assets (3)	261,124	258,003	265,908	256,286	252,486	239,349	237,591
Total deposits	226,906	233,049	229,272	224,514	223,055	214,992	215,381
Allocated equity	22,751	17,366	23,515	21,978	19,209	18,802	18,113

Period end
Total loans and leases	$99,351	$100,852	$99,351	$98,538	$99,571	$99,281	$100,852
Total earning assets (3)	228,262	203,878	228,262	229,150	221,114	217,934	203,878
Total assets (3)	259,734	233,792	259,734	261,330	254,472	248,469	233,792
Total deposits	229,551	207,580	229,551	230,044	224,839	220,481	207,580

Client assets (4)
Assets under management	$603,306	$705,216	$603,306	$750,721	$749,852	$739,831	$705,216
Client brokerage assets (5)	1,375,264	1,281,014	1,375,264	1,423,576	1,401,063	1,362,423	1,281,014
Assets in custody	131,557	135,987	131,557	144,705	143,870	142,293	135,987
Client deposits	229,553	207,581	229,553	230,041	224,840	220,482	207,581
Less: Client brokerage assets and assets in custody included in assets under management	(347,268)	(307,619)	(347,268)	(360,945)	(346,682)	(331,953)	(307,619)

Total net client assets	$1,992,412	$2,022,179	$1,992,412	$2,188,098	$2,172,943	$2,133,076	$2,022,179

(1)	GWIM services clients through three primary businesses: Merrill Lynch Global Wealth Management (MLGWM); U.S. Trust, Bank of America Private Wealth Management (U.S. Trust); and Retirement & Philanthropic Services.
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(4)	Assets under management and total net client assets include the Columbia Management long-term asset management business through the date of sale on May 1, 2010.
(5)	Client brokerage assets include non-discretionary brokerage and fee-based assets.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management Business Results

(Dollars in millions)

	Three Months Ended June 30, 2010
	Total	Merrill Lynch Global Wealth Management (1)	U.S. Trust	Retirement & Philanthropic Services	Other (2)
Net interest income (3)	$1,385	$1,089	$356	$22	$(82)
Noninterest income:
Investment and brokerage services	2,241	1,697	289	221	34
All other income	705	458	11	31	205

Total noninterest income	2,946	2,155	300	252	239

Total revenue, net of interest expense	4,331	3,244	656	274	157

Provision for credit losses	121	35	86	—	—
Noninterest expense	3,370	2,707	443	207	13

Income before income taxes	840	502	127	67	144
Income tax expense (3)	484	186	47	25	226

Net income (loss)	$356	$316	$80	$42	$(82)

Net interest yield (3)	2.36%	2.27%	2.86%	3.26%	n/m
Return on average equity	6.08	13.85	5.56	n/m	n/m
Efficiency ratio (3)	77.77	83.45	67.51	75.56	n/m
Average - total loans and leases	$99,007	$49,022	$49,983	n/m	n/m
Average - total deposits	229,272	185,967	40,778	$2,500	n/m
Period end - total assets (4)	259,734	201,410	52,993	2,799	n/m

	Three Months Ended March 31, 2010
	Total	Merrill Lynch Global Wealth Management (1)	U.S. Trust	Retirement & Philanthropic Services	Other (2)
Net interest income (3)	$1,391	$1,106	$361	$22	$(98)
Noninterest income:
Investment and brokerage services	2,150	1,630	269	219	32
All other income	628	427	11	27	163

Total noninterest income	2,778	2,057	280	246	195

Total revenue, net of interest expense	4,169	3,163	641	268	97

Provision for credit losses	242	58	184	—	—
Noninterest expense	3,191	2,535	400	208	48

Income before income taxes	736	570	57	60	49
Income tax expense (3)	275	211	21	22	21

Net income	$461	$359	$36	$38	$28

Net interest yield (3)	2.51%	2.44%	2.88%	3.30%	n/m
Return on average equity	8.50	15.98	2.72	n/m	n/m
Efficiency ratio (3)	76.56	80.14	62.33	77.45	n/m
Average - total loans and leases	$99,038	$48,290	$50,748	n/m	n/m
Average - total deposits	224,514	180,819	41,257	$2,416	n/m
Period end - total assets (4)	261,330	207,700	53,467	2,752	n/m

	Three Months Ended June 30, 2009
	Total	Merrill Lynch Global Wealth Management (1)	U.S. Trust	Retirement & Philanthropic Services	Other (2)
Net interest income (3)	$1,288	$1,037	$330	$21	$(100)
Noninterest income:
Investment and brokerage services	2,028	1,479	286	196	67
All other income	646	494	11	42	99

Total noninterest income	2,674	1,973	297	238	166

Total revenue, net of interest expense	3,962	3,010	627	259	66

Provision for credit losses	238	154	84	—	—
Noninterest expense	3,142	2,496	442	177	27

Income before income taxes	582	360	101	82	39
Income tax expense (benefit) (3)	186	133	37	30	(14)

Net income	$396	$227	$64	$52	$53

Net interest yield (3)	2.52%	2.47%	2.50%	3.31%	n/m
Return on average equity	8.77	11.32	5.05	n/m	n/m
Efficiency ratio (3)	79.26	82.90	70.42	68.39	n/m
Average - total loans and leases	$101,746	$48,866	$52,876	n/m	n/m
Average - total deposits	215,381	174,330	38,554	$2,473	n/m
Period end - total assets (4)	233,792	181,708	56,669	2,289	n/m

(1)	MLGWM includes the impact of migrating customers and their related deposit and loan balances to or from Deposits, Home Loans & Insurance and the ALM portfolio. Subsequent to the date of migration, the associated net interest income, noninterest income and noninterest expense are recorded in the business to which the customers migrated. During the three months ended June 30, 2010 and 2009, total deposits of $555 million and $34.3 billion were migrated from MLGWM to Deposits. During the three months ended March 31, 2010, total deposits of $3.0 billion were migrated to MLGWM from Deposits. In addition, during the three months ended June 30, 2010, March 31, 2010 and June 30, 2009, total loans of $19 million, $598 million and $3.5 billion were migrated from MLGWM to Home Loans & Insurance and the ALM portfolio.
(2)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and BlackRock Inc.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management Business Results

(Dollars in millions)

	Six Months Ended June 30, 2010
	Total	Merrill Lynch Global Wealth Management (1)	U.S. Trust	Retirement & Philanthropic Services	Other (2)
Net interest income (3)	$2,776	$2,195	$717	$44	$(180)
Noninterest income:
Investment and brokerage services	4,391	3,327	558	440	66
All other income	1,333	885	22	58	368

Total noninterest income	5,724	4,212	580	498	434

Total revenue, net of interest expense	8,500	6,407	1,297	542	254

Provision for credit losses	363	93	270	—	—
Noninterest expense	6,561	5,242	843	415	61

Income before income taxes	1,576	1,072	184	127	193
Income tax expense (3)	759	397	68	47	247

Net income (loss)	$817	$675	$116	$80	$(54)

Net interest yield (3)	2.44%	2.35%	2.87%	3.28%	n/m
Return on average equity	7.25	14.91	4.19	n/m	n/m
Efficiency ratio (3)	77.18	81.82	64.95	76.49	n/m
Average - total loans and leases	$99,023	$48,658	$50,364	n/m	n/m
Average - total deposits	226,906	183,407	41,016	$2,458	n/m
Period end - total assets (4)	259,734	201,410	52,993	2,799	n/m

	Six Months Ended June 30, 2009
	Total	Merrill Lynch Global Wealth Management (1)	U.S. Trust	Retirement & Philanthropic Services	Other (2)
Net interest income (3)	$2,942	$2,416	$685	$42	$(201)
Noninterest income:
Investment and brokerage services	4,158	3,057	562	392	147
All other income	1,024	894	25	71	34

Total noninterest income	5,182	3,951	587	463	181

Total revenue, net of interest expense	8,124	6,367	1,272	505	(20)

Provision for credit losses	492	377	115	—	—
Noninterest expense	6,256	4,936	899	362	59

Income (loss) before income taxes	1,376	1,054	258	143	(79)
Income tax expense (benefit) (3)	486	390	95	53	(52)

Net income (loss)	$890	$664	$163	$90	$(27)

Net interest yield (3)	2.64%	2.59%	2.60%	3.54%	n/m
Return on average equity	10.33	17.58	6.59	n/m	n/m
Efficiency ratio (3)	77.00	77.52	70.67	71.67	n/m
Average - total loans and leases	$106,116	$53,264	$52,850	n/m	n/m
Average - total deposits	233,049	191,586	39,027	$2,413	n/m
Period end - total assets (4)	233,792	181,708	56,669	2,289	n/m

(1)	MLGWM includes the impact of migrating customers and their related deposit and loan balances to or from Deposits, Home Loans & Insurance and the ALM portfolio. Subsequent to the date of migration, the associated net interest income, noninterest income and noninterest expense are recorded in the business to which the customers migrated. During the six months ended June 30, 2010, total deposits of $2.5 billion migrated to MLGWM from Deposits. During the six months ended June 30, 2009, total deposits of $40.5 billion were migrated from MLGWM to Deposits. In addition during the six months ended June 30, 2010 and 2009, total loans of $617 million and $13.6 billion were migrated from MLGWM to Home Loans & Insurance and the ALM portfolio.
(2)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and BlackRock Inc.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management - Key Indicators

(Dollars in millions, except as noted)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Investment and Brokerage Services
Merrill Lynch Global Wealth Management
Asset management fees	$1,774	$1,585	$911	$863	$830	$802	$759
Brokerage income	1,553	1,472	786	767	814	782	720

Total	$3,327	$3,057	$1,697	$1,630	$1,644	$1,584	$1,479

U.S. Trust
Asset management fees	$550	$548	$285	$265	$260	$261	$281
Brokerage income	8	14	4	4	4	5	5

Total	$558	$562	$289	$269	$264	$266	$286

Retirement & Philanthropic Services
Asset management fees	$249	$234	$127	$122	$121	$115	$116
Brokerage income	191	158	94	97	91	87	80

Total	$440	$392	$221	$219	$212	$202	$196

Other (1)
Asset management fees	$66	$147	$34	$32	$41	$52	$67
Brokerage income	—	—	—	—	—	—	—

Total	$66	$147	$34	$32	$41	$52	$67

Total Global Wealth & Investment Management
Asset management fees	$2,639	$2,514	$1,357	$1,282	$1,252	$1,230	$1,223
Brokerage income	1,752	1,644	884	868	909	874	805

Total investment and brokerage services	$4,391	$4,158	$2,241	$2,150	$2,161	$2,104	$2,028

Assets Under Management (2)
Assets under management by business:
Merrill Lynch Global Wealth Management	$305,297	$239,888	$305,297	$296,244	$281,933	$268,107	$239,888
U.S. Trust	177,648	180,902	177,648	189,236	187,984	187,964	180,902
Retirement & Philanthropic Services	43,471	39,298	43,471	46,487	47,183	44,437	39,298
BofA Global Capital Management	105,324	331,810	105,324	303,740	320,191	329,103	331,810
Eliminations (3)	(28,568)	(86,811)	(28,568)	(85,126)	(87,574)	(89,915)	(86,811)
International Wealth Management	134	129	134	140	135	135	129

Total assets under management	$603,306	$705,216	$603,306	$750,721	$749,852	$739,831	$705,216

Assets under management rollforward:
Beginning balance	$749,852	$523,159	$750,721	$749,852	$739,831	$705,216	$697,371
Merrill Lynch balance, January 1, 2009	—	246,292	—	—	—	—	—
Net flows	(21,869)	(70,306)	(7,438)	(14,431)	(4,606)	(17,757)	(27,071)
Market valuation/other	(124,677)	6,071	(139,977)	15,300	14,627	52,372	34,916

Ending balance	$603,306	$705,216	$603,306	$750,721	$749,852	$739,831	$705,216

Assets under management mix:
Money market/other	$147,961	$215,637	$147,961	$158,577	$179,112	$193,593	$215,637
Fixed income	199,793	204,974	199,793	232,109	226,970	221,963	204,974
Equity	255,552	284,605	255,552	360,035	343,770	324,275	284,605

Total assets under management	$603,306	$705,216	$603,306	$750,721	$749,852	$739,831	$705,216

Assets under management - domestic and foreign:
Domestic	$591,025	$685,492	$591,025	$728,979	$728,899	$717,289	$685,492
Foreign	12,281	19,724	12,281	21,742	20,953	22,542	19,724

Total assets under management	$603,306	$705,216	$603,306	$750,721	$749,852	$739,831	$705,216

Client Brokerage Assets	$1,375,264	$1,281,014	$1,375,264	$1,423,576	$1,401,063	$1,362,423	$1,281,014

GWIM Metrics

Total Financial Advisors & Wealth Advisors	16,571	16,290	16,571	16,465	16,406	16,344	16,290

Client Facing Professionals	19,607	19,299	19,607	19,435	19,355	19,310	19,299

Merrill Lynch Global Wealth Management Metrics

Number of Financial Advisors	15,142	15,008	15,142	15,005	15,006	14,979	15,008

Financial Advisor Productivity (4) (in thousands)	$836	$819	$853	$819	$839	$837	$823

Total client balances (5)	$1,410,788	$1,318,124	$1,410,788	$1,454,287	$1,434,255	$1,397,302	$1,318,124

U.S. Trust Metrics

Client Facing Professionals	2,163	2,200	2,163	2,188	2,197	2,190	2,200

Total client balances (5)	$285,233	$296,457	$285,233	$308,968	$310,965	$309,294	$296,457

Retirement & Philanthropic Services Metrics

Total client balances (5)	$247,674	$223,689	$247,674	$257,991	$250,891	$245,831	$223,689

(1)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and BlackRock Inc.
(2)	Assets under management includes the Columbia Management long-term asset management business through the date of sale on May 1, 2010.
(3)	The elimination of assets under management that are managed by two lines of business.
(4)	Financial Advisor Productivity is defined as annualized total revenue (excluding residual net interest income) divided by the total number of financial advisors.
(5)	Client balances are defined as deposits, assets under management, client brokerage assets and other assets in custody.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries

All Other Results (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
	2010	2009	2010	2010	2009	2009	2009
Net interest income (2)	$307	$(3,452)	$164	$143	$(1,545)	$(1,798)	$(1,595)
Noninterest income:
Card income (loss)	—	256	—	—	(431)	(721)	(278)
Equity investment income	2,481	7,302	2,114	367	828	882	5,979
Gains on sales of debt securities	662	2,143	15	647	853	1,442	672
All other income (loss)	906	(1,367)	783	123	(2,281)	(2,053)	(4,110)

Total noninterest income (loss)	4,049	8,334	2,912	1,137	(1,031)	(450)	2,263

Total revenue, net of interest expense	4,356	4,882	3,076	1,280	(2,576)	(2,248)	668

Provision for credit losses (3)	2,466	(667)	1,248	1,218	(1,511)	(1,218)	—
Merger and restructuring charges	1,029	1,594	508	521	533	594	829
All other noninterest expense	1,706	1,247	564	1,142	790	838	796

Income (loss) before income taxes	(845)	2,708	756	(1,601)	(2,388)	(2,462)	(957)
Income tax benefit (2)	(1,185)	(969)	(357)	(828)	(875)	(925)	(1,724)

Net income (loss)	$340	$3,677	$1,113	$(773)	$(1,513)	$(1,537)	$767

Balance sheet

Average
Total loans and leases	$256,700	$170,119	$257,245	$256,151	$154,038	$155,184	$165,558
Total deposits	67,291	90,597	64,201	70,417	78,634	95,067	89,527

Period end
Total loans and leases	$254,615	$159,977	$254,615	$255,851	$161,153	$153,880	$159,977
Total deposits	56,983	84,226	56,983	56,467	65,434	81,449	84,226

(1)	All Other consists of equity investment activities including Global Principal Investments, Corporate Investments and Strategic Investments, the residential mortgage portfolio associated with ALM activities, the residual impact of cost allocation processes, merger and restructuring charges, intersegment eliminations, the results of First Republic Bank, fair value adjustments related to certain Merrill Lynch structured notes and the results of certain businesses that are expected to be or have been sold or are in the process of being liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations, foreign exchange rate fluctuations related to revaluation of foreign-denominated debt issuances, certain gains (losses) on sales of whole mortgage loans, and gains (losses) on sales of debt securities. All Other also includes adjustments to noninterest income and income tax expense to remove the FTE impact of items (primarily low-income housing tax credits) that have been grossed up within noninterest income to a FTE amount in the business segments. In addition, the 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis and include the offsetting securitization impact to present Global Card Services on a managed basis. (See Exhibit A: Non-GAAP Reconciliations—All Other—Reconciliation on page 47).
(2)	Fully taxable-equivalent basis
(3)	The 2010 periods are presented in accordance with the new consolidation guidance. The 2009 periods represent the provision for credit losses for All Other combined with the Global Card Services securitization offset.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries

Equity Investments

(Dollars in millions)

	Global Principal Investments Exposures				Equity Investment Income (Loss)

	June 30, 2010			March 31, 2010	June 30, 2010
	Book Value	Unfunded Commitments	Total	Total	Three months ended	Six months ended
Global Principal Investments:
Private Equity Investments	$6,217	$224	$6,441	$6,008	$913	$1,314
Global Real Estate	1,958	222	2,180	2,397	19	13
Global Strategic Capital	3,618	1,322	4,940	6,129	(114)	62
Legacy/Other Investments	1,193	56	1,249	1,371	(4)	2

Total Global Principal Investments	$12,986	$1,824	$14,810	$15,905	$814	$1,391

Components of Equity Investment Income (Loss)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009
Global Principal Investments	$1,391	$(162)	$814	$577	$671	$713	$304
Corporate Investments	(305)	(262)	6	(311)	65	109	10
Strategic and other investments (1)	1,395	7,726	1,294	101	92	60	5,665

Total equity investment income included in All Other	2,481	7,302	2,114	367	828	882	5,979
Total equity investment income (loss) included in the business segments (2)	910	(157)	652	258	1,198	(39)	(36)

Total consolidated equity investment income	$3,391	$7,145	$2,766	$625	$2,026	$843	$5,943

(1)	The three months ended June 30, 2009, includes a $5.3 billion pre-tax gain due to sales of portions of the Corporation’s China Construction Bank investment.
(2)	For the three months ended December 31, 2009, includes a pre-tax gain of $1.1 billion related to the Corporation’s BlackRock equity investment interest.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	June 30 2010	March 31 2010	Increase (Decrease)
Consumer
Residential mortgage (1)	$245,502	$245,007	$495
Home equity	146,274	149,907	(3,633)
Discontinued real estate (2)	13,780	14,211	(431)
Credit card - domestic	116,739	120,783	(4,044)
Credit card - foreign	26,391	28,772	(2,381)
Direct/Indirect consumer (3)	98,239	99,372	(1,133)
Other consumer (4)	3,008	3,022	(14)

Total consumer	649,933	661,074	(11,141)

Commercial
Commercial - domestic (5)	191,458	195,862	(4,404)
Commercial real estate (6)	61,587	66,649	(5,062)
Commercial lease financing	21,392	21,465	(73)
Commercial - foreign	27,909	26,905	1,004

Total commercial loans excluding loans measured at fair value	302,346	310,881	(8,535)
Commercial loans measured at fair value (7)	3,898	4,087	(189)

Total commercial	306,244	314,968	(8,724)

Total loans and leases	$956,177	$976,042	$(19,865)

(1)	Includes foreign residential mortgages of $500 million and $511 million at June 30, 2010 and March 31, 2010.
(2)	Includes $12.4 billion and $12.8 billion of pay option loans, and $1.4 billion of subprime loans at both June 30, 2010 and March 31, 2010. The Corporation no longer originates these products.
(3)	Includes dealer financial services loans of $46.4 billion and $45.3 billion, consumer lending of $15.8 billion and $17.7 billion, domestic securities-based lending margin loans of $14.6 billion and $13.5 billion, student loans of $10.3 billion and $11.1 billion, foreign consumer loans of $7.5 billion and $7.9 billion, and other consumer loans of $3.7 billion and $3.9 billion at June 30, 2010 and March 31, 2010.
(4)	Includes consumer finance loans of $2.1 billion and $2.2 billion, other foreign consumer loans of $733 million and $680 million, and consumer overdrafts of $186 million and $173 million at June 30, 2010 and March 31, 2010.
(5)	Includes small business commercial - domestic loans, including card related products, of $15.9 billion and $16.6 billion at June 30, 2010 and March 31, 2010.
(6)	Includes domestic commercial real estate loans of $59.1 billion and $63.9 billion, and foreign commercial real estate loans of $2.4 billion and $2.7 billion at June 30, 2010 and March 31, 2010.
(7)	Certain commercial loans are accounted for under the fair value option and include commercial - domestic loans of $2.1 billion and $2.5 billion, commercial - foreign loans of $1.7 billion and $1.5 billion, and commercial real estate loans of $114 million and $101 million at June 30, 2010 and March 31, 2010.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries

Quarterly Average Loans and Leases by Business Segment

(Dollars in millions)

	Second Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$247,715	$—	$—	$—	$304	$513	$35,276	$211,622
Home equity	148,219	—	—	129,010	923	—	16,531	1,755
Discontinued real estate	13,972	—	—	—	—	—	—	13,972
Credit card - domestic	118,738	—	118,738	—	—	—	—	—
Credit card - foreign	27,706	—	27,706	—	—	—	—	—
Direct/Indirect consumer	98,549	76	17,654	101	45,776	82	24,112	10,748
Other consumer	2,958	132	673	—	—	7	19	2,127

Total consumer	657,857	208	164,771	129,111	47,003	602	75,938	240,224

Commercial
Commercial - domestic	195,144	341	11,562	1,546	104,261	45,019	20,874	11,541
Commercial real estate	64,218	5	193	7	53,721	1,363	2,019	6,910
Commercial lease financing	21,271	—	—	—	1	23,250	30	(2,010)
Commercial - foreign	28,564	—	1,045	—	1,125	25,668	146	580

Total commercial	309,197	346	12,800	1,553	159,108	95,300	23,069	17,021

Total loans and leases	$967,054	$554	$177,571	$130,664	$206,111	$95,902	$99,007	$257,245

	First Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$243,833	$—	$—	$—	$323	$545	$35,418	$207,547
Home equity	152,536	—	—	133,018	980	—	16,817	1,721
Discontinued real estate	14,433	—	—	—	—	—	—	14,433
Credit card - domestic	125,353	—	125,348	—	—	—	—	5
Credit card - foreign	29,872	—	29,877	—	—	—	—	(5)
Direct/Indirect consumer	100,920	81	19,846	87	45,400	67	23,595	11,844
Other consumer	3,002	43	658	—	—	9	23	2,269

Total consumer	669,949	124	175,729	133,105	46,703	621	75,853	237,814

Commercial
Commercial - domestic	202,662	376	12,086	632	108,081	48,081	20,925	12,481
Commercial real estate	68,526	6	178	8	57,917	1,079	2,085	7,253
Commercial lease financing	21,675	—	—	—	1	23,696	31	(2,053)
Commercial - foreign	28,803	—	1,314	—	1,139	25,550	144	656

Total commercial	321,666	382	13,578	640	167,138	98,406	23,185	18,337

Total loans and leases	$991,615	$506	$189,307	$133,745	$213,841	$99,027	$99,038	$256,151

	Second Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$253,803	$—	$—	$—	$403	$650	$36,212	$216,538
Home equity	156,599	—	—	129,420	1,051	—	19,556	6,572
Discontinued real estate	18,309	—	—	—	—	—	—	18,309
Credit card - domestic	51,721	—	143,209	—	—	—	—	(91,488)
Credit card - foreign	18,825	—	29,383	—	—	—	—	(10,558)
Direct/Indirect consumer	100,302	147	27,167	69	45,052	5	21,294	6,568
Other consumer	3,298	245	634	18	—	12	14	2,375

Total consumer	602,857	392	200,393	129,507	46,506	667	77,076	148,316

Commercial
Commercial - domestic	231,639	202	13,911	1,990	122,107	58,853	22,357	12,219
Commercial real estate	75,559	22	135	12	64,430	2,128	2,242	6,590
Commercial lease financing	22,026	—	—	—	1	24,209	—	(2,184)
Commercial - foreign	34,024	—	1,369	—	1,311	30,656	71	617

Total commercial	363,248	224	15,415	2,002	187,849	115,846	24,670	17,242

Total loans and leases	$966,105	$616	$215,808	$131,509	$234,355	$116,513	$101,746	$165,558

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	June 30 2010	March 31 2010	Increase (Decrease)	June 30 2010	March 31 2010	Increase (Decrease)
Diversified financials	$69,026	$65,169	$3,857	$98,177	$95,737	$2,440
Real estate (4)	70,195	72,937	(2,742)	85,714	88,148	(2,434)
Government and public education	44,636	45,954	(1,318)	60,598	61,951	(1,353)
Healthcare equipment and services	30,439	29,249	1,190	47,445	45,843	1,602
Capital goods	22,699	22,593	106	45,412	46,064	(652)
Retailing	23,590	23,666	(76)	42,497	42,155	342
Consumer services	27,436	28,881	(1,445)	42,095	43,864	(1,769)
Materials	15,471	16,311	(840)	32,452	32,740	(288)
Commercial services and supplies	22,117	22,807	(690)	32,414	32,995	(581)
Banks	26,430	24,794	1,636	29,375	27,868	1,507
Individuals and trusts	21,997	23,493	(1,496)	27,679	30,680	(3,001)
Food, beverage and tobacco	14,285	13,875	410	27,300	26,982	318
Insurance	19,293	19,923	(630)	26,852	27,202	(350)
Energy	9,057	10,222	(1,165)	24,073	24,818	(745)
Utilities	7,130	8,149	(1,019)	23,927	25,592	(1,665)
Media	12,042	13,498	(1,456)	20,902	22,233	(1,331)
Transportation	11,869	12,671	(802)	17,842	18,638	(796)
Religious and social organizations	8,955	8,936	19	11,206	11,305	(99)
Technology hardware and equipment	4,260	3,821	439	10,640	10,229	411
Pharmaceuticals and biotechnology	2,527	2,796	(269)	10,136	10,448	(312)
Telecommunication services	4,224	3,496	728	9,880	9,564	316
Software and services	3,170	3,111	59	9,158	8,931	227
Consumer durables and apparel	4,173	4,287	(114)	9,012	9,414	(402)
Food and staples retailing	4,589	3,438	1,151	7,743	6,501	1,242
Automobiles and components	2,089	2,209	(120)	5,219	5,187	32
Other	4,360	4,553	(193)	8,728	9,458	(730)
Total commercial credit exposure by industry	$486,059	$490,839	$(4,780)	$766,476	$774,547	$(8,071)

Net credit default protection purchased on total commitments (5)				$(20,042)	$(20,600)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $62.9 billion and $58.1 billion at June 30, 2010 and March 31, 2010. Not reflected in utilized and committed exposure is additional derivative non-cash collateral held of $19.0 billion and $16.0 billion which consists primarily of other marketable securities at June 30, 2010 and March 31, 2010.
(2)	Total commercial utilized and total commercial committed exposure includes loans and letters of credit accounted for under the fair value option and are comprised of loans outstanding of $3.9 billion and $4.1 billion and issued letters of credit at notional value of $1.6 billion at both June 30, 2010 and March 31, 2010. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $26.0 billion and $25.7 billion at June 30, 2010 and March 31, 2010.
(3)	Includes small business commercial - domestic exposure.
(4)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries

Net Credit Default Protection by Maturity Profile (1)

	June 30 2010	March 31 2010
Less than or equal to one year	18%	17%
Greater than one year and less than or equal to five years	78	81
Greater than five years	4	2
Total net credit default protection	100%	100%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1, 2)

(Dollars in millions)

	June 30, 2010		March 31, 2010
Ratings (3)	Net Notional	Percent	Net Notional	Percent
AAA	$—	—%	$15	(0.1)%
AA	(111)	0.6	(285)	1.4
A	(6,684)	33.3	(6,414)	31.1
BBB	(8,054)	40.2	(9,025)	43.8
BB	(2,331)	11.6	(2,335)	11.3
B	(1,536)	7.7	(774)	3.9
CCC and below	(924)	4.6	(1,489)	7.2
NR(4)	(402)	2.0	(293)	1.4
Total net credit default protection	$(20,042)	100.0%	$(20,600)	100.0%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	Ratings are refreshed on a quarterly basis.
(3)	The Corporation considers ratings of BBB- or higher to meet the definition of investment grade.
(4)	In addition to names which have not been rated, “NR” includes $342 million and $(211) million in net credit default swap index positions at June 30, 2010 and March 31, 2010. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries

Select Western European Countries

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (1)	Derivative Assets (2)	Securities/ Other Investments (3)	Total Cross–border Exposure (4)	Local Country Exposure Net of Local Liabilities (5)	Total Foreign Exposure at June 30, 2010	Increase (Decrease) From March 31, 2010	Credit Default Protection (6)
Country
Greece
Sovereign	$—	$—	$82	$175	$257	$—	$257	$64	$(13)
Non-sovereign	333	2	68	127	530	—	530	(576)	—
Total Greece	$333	$2	$150	$302	$787	$—	$787	$(512)	$(13)
Ireland
Sovereign	$10	$15	$5	$—	$30	$—	$30	$(371)	$(30)
Non-sovereign	1,749	546	609	964	3,868	—	3,868	(924)	(20)
Total Ireland	$1,759	$561	$614	$964	$3,898	$—	$3,898	$(1,295)	$(50)
Italy
Sovereign	$—	$—	$967	$14	$981	$22	$1,003	$(1,332)	$(949)
Non-sovereign	886	39	758	2,352	4,035	1,735	5,770	(1,538)	(43)
Total Italy	$886	$39	$1,725	$2,366	$5,016	$1,757	$6,773	$(2,870)	$(992)
Portugal
Sovereign	$—	$—	$22	$5	$27	$—	$27	$(6)	$(34)
Non-sovereign	60	48	65	204	377	—	377	(321)	—
Total Portugal	$60	$48	$87	$209	$404	$—	$404	$(327)	$(34)
Spain
Sovereign	$—	$—	$22	$4	$26	$71	$97	$(25)	$(61)
Non-sovereign	1,118	38	531	1,512	3,199	1,033	4,232	(1,328)	(6)
Total Spain	$1,118	$38	$553	$1,516	$3,225	$1,104	$4,329	$(1,353)	$(67)
(1)	Includes acceptances, standby letters of credit (SBLCs), commercial letters of credit and formal guarantees.
(2)	Derivative assets are carried at fair value and have been reduced by the amount of cash collateral applied of $3.2 billion at June 30, 2010. At June 30, 2010, there were $368 million of other marketable securities collateralizing derivative assets.
(3)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting requirements. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(4)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.
(5)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities of $763 million at June 30, 2010 are subtracted from local exposures consistent with FFIEC reporting requirements. Of the $763 million applied for exposure reduction, $335 million was in Italy, $235 million was in Ireland, $153 million was in Spain and $40 million was in Greece.
(6)	Represents net notional credit default protection purchased to hedge counterparty risk.

This information is preliminary and based on company data at the time of the presentation.	38

Bank of America Corporation and Subsidiaries

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities / Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure at June 30, 2010	Increase (Decrease) from March 31, 2010
Region/Country
Asia Pacific
China (7)	$1,007	$927	$654	$10,010	$12,598	$254	$12,852	$770
India	2,883	1,676	594	2,442	7,595	—	7,595	(268)
South Korea	812	1,331	1,071	2,533	5,747	21	5,768	(25)
Taiwan	412	35	127	573	1,147	779	1,926	1,051
Hong Kong	348	199	157	312	1,016	—	1,016	(85)
Singapore	285	125	8	498	916	—	916	(107)
Other Asia Pacific (8)	229	43	329	451	1,052	—	1,052	47
Total Asia Pacific	5,976	4,336	2,940	16,819	30,071	1,054	31,125	1,383
Latin America
Mexico (9)	1,727	370	310	3,132	5,539	—	5,539	250
Brazil (10)	539	450	151	1,056	2,196	2,888	5,084	(4,047)
Chile	971	269	256	166	1,662	2	1,664	236
Other Latin America (8)	334	357	29	526	1,246	161	1,407	(45)
Total Latin America	3,571	1,446	746	4,880	10,643	3,051	13,694	(3,606)
Middle East and Africa
South Africa	329	8	50	837	1,224	—	1,224	18
Bahrain	79	2	18	847	946	—	946	(83)
United Arab Emirates	790	3	123	23	939	—	939	(24)
Israel	87	14	48	494	643	1	644	395
Other Middle East and Africa (8)	325	46	89	122	582	—	582	83
Total Middle East and Africa	1,610	73	328	2,323	4,334	1	4,335	389
Central and Eastern Europe
Turkey	154	291	37	220	702	210	912	321
Russian Federation	60	115	93	275	543	—	543	118
Other Central and Eastern Europe (8)	49	143	303	621	1,116	31	1,147	(148)
Total Central and Eastern Europe	263	549	433	1,116	2,361	241	2,602	291
Total emerging market exposure	$11,420	$6,404	$4,447	$25,138	$47,409	$4,347	$51,756	$(1,543)
(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe. There was no emerging market exposure included in the portfolio accounted for under the fair value option at June 30, 2010 and March 31, 2010.
(2)	Includes acceptances, SBLCs, commercial letters of credit and formal guarantees.
(3)	Derivative assets are carried at fair value and have been reduced by the amount of cash collateral applied of $964 million and $704 million at June 30, 2010 and March 31, 2010 . At June 30, 2010 and March 31, 2010, there were $565 million and $428 million of other marketable securities collateralizing derivative assets.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with FFIEC reporting requirements. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures consistent with FFIEC reporting requirements. Total amount of available local liabilities funding local country exposure at June 30, 2010 was $16.8 billion compared to $18.9 billion at March 31, 2010. Local liabilities at June 30, 2010 in Asia Pacific, Latin America, and Middle East and Africa were $15.6 billion, $952 million and $213 million, respectively, of which $7.5 billion were in Singapore, $2.1 billion in India, $1.9 billion in Hong Kong, $1.5 billion in China, $1.3 billion in South Korea, and $844 million were in Mexico. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $9.2 billion in China Construction Bank (CCB).
(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, or Other Central and Eastern Europe had total foreign exposure of more than $500 million.
(9)	Securities/Other Investments include an investment of $2.6 billion in Grupo Financiero Santander, S.A.
(10)	March 31, 2010 included an investment of $5.4 billion in Itaú Unibanco Holding S.A. This investment was sold during the Second quarter of 2010.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties

(Dollars in millions)

	June 30 2010	March 31 2010	December 31 2009	September 30 2009	June 30 2009

Residential mortgage	$18,283	$17,763	$16,596	$15,509	$13,615
Home equity (1)	2,951	3,335	3,804	3,741	3,826
Discontinued real estate	293	279	249	207	181
Direct/Indirect consumer	85	91	86	92	57
Other consumer	72	89	104	105	93

Total consumer	21,684	21,557	20,839	19,654	17,772

Commercial - domestic (2)	4,320	4,407	4,925	4,719	4,204
Commercial real estate	6,704	7,177	7,286	6,943	6,651
Commercial lease financing	140	147	115	170	104
Commercial - foreign	130	150	177	261	250

	11,294	11,881	12,503	12,093	11,209
Small business commercial - domestic	222	179	200	167	200

Total commercial	11,516	12,060	12,703	12,260	11,409

Total nonperforming loans and leases	33,200	33,617	33,542	31,914	29,181
Foreclosed properties	2,501	2,308	2,205	1,911	1,801

Total nonperforming loans, leases and foreclosed properties (3, 4, 5)	$35,701	$35,925	$35,747	$33,825	$30,982

Federal Housing Administration insured loans past due 90 days or more and still accruing	$15,338	$13,589	$11,680	$2,325	$447
Other loans past due 90 days or more and still accruing	6,431	7,834	5,165	5,270	5,956

Total loans past due 90 days or more and still accruing (4, 6)	$21,769	$21,423	$16,845	$7,595	$6,403

Nonperforming loans, leases and foreclosed properties/Total assets (7)	1.51%	1.54%	1.61%	1.51%	1.38%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	3.74	3.69	3.98	3.72	3.31
Nonperforming loans and leases/Total loans and leases (7)	3.49	3.46	3.75	3.51	3.12

Allowance for credit losses:
Allowance for loan and lease losses (1, 8)	$45,255	$46,835	$37,200	$35,832	$33,785
Reserve for unfunded lending commitments	1,413	1,521	1,487	1,567	1,992

Total allowance for credit losses	$46,668	$48,356	$38,687	$37,399	$35,777

Allowance for loan and lease losses/Total loans and leases (7)	4.75%	4.82%	4.16%	3.95%	3.61%
Allowance for loan and lease losses/Total nonperforming loans and leases	136	139	111	112	116
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases	120	124	99	101	108

Commercial utilized reservable criticized exposure (9)	$50,422	$55,322	$58,687	$60,059	$57,180
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (9)	13.50%	14.43%	15.03%	14.86%	13.63%
Total commercial utilized criticized exposure/Commercial utilized exposure (9)	14.41	15.63	16.30	15.73	14.79

(1)	The 2010 periods are presented in accordance with new consolidation guidance. As a result of the new accounting guidance the first quarter of 2010 includes $448 million in home equity nonperforming loans and $10.8 billion in allowance for loan and lease losses. The 2009 periods have not been restated.
(2)	Excludes small business commercial - domestic loans.
(3)	Balances do not include past due consumer credit card, business card loans, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and in general, consumer loans not secured by real estate.
(4)	Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.

(5) Balances do not include the following:	June 30 2010	March 31 2010	December 31 2009	September 30 2009	June 30 2009
Nonperforming loans held-for-sale	$4,044	$4,953	$7,347	$6,212	$5,866
Nonperforming loans accounted for under the fair value option	15	70	138	305	111
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	403	301	395	321	362
(6) Balances do not include the following:
Loans accounted for under the fair value option past due 90 days or more and still accruing	$—	$49	$87	$111	$—
Loans held-for-sale past due 90 days or more and still accruing	158	223	6	6	—
(7)	Ratios do not include loans accounted for under the fair value option of $3.9 billion, $4.1 billion, $4.9 billion, $6.2 billion and $7.0 billion at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.
(8)	Balances include the allowance for loan and lease losses on purchased credit-impaired loans of $5.3 billion, $5.0 billion, $3.9 billion, $3.6 billion and $2.3 billion at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.
(9)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable exposure excludes loans held-for-sale exposure accounted for under the fair value option and other nonreservable exposure both of which are included in total commercial utilized exposure.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties Activity

(Dollars in millions)

	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
Nonperforming Consumer Loans:
Balance, beginning of period	$21,557	$20,839	$19,654	$17,772	$14,592
Additions to nonperforming loans:
Consolidation of VIEs (1)	—	448	—	—	—
New nonaccrual loans	5,033	6,298	6,521	6,696	7,076
Reductions in nonperforming loans:
Paydowns and payoffs	(528)	(625)	(371)	(410)	(382)
Returns to performing status (2)	(1,816)	(2,521)	(2,169)	(966)	(804)
Charge-offs (3)	(2,231)	(2,607)	(2,443)	(2,829)	(2,478)
Transfers to foreclosed properties	(331)	(275)	(353)	(609)	(232)

Total net additions to nonperforming loans	127	718	1,185	1,882	3,180

Total nonperforming consumer loans, end of period	21,684	21,557	20,839	19,654	17,772
Foreclosed properties	1,744	1,388	1,428	1,298	1,330

Total nonperforming consumer loans and foreclosed properties, end of period (4)	$23,428	$22,945	$22,267	$20,952	$19,102

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$12,060	$12,703	$12,260	$11,409	$9,312
Additions to nonperforming loans and leases:
New nonaccrual loans and leases	2,256	1,881	3,662	4,235	4,296
Advances	62	83	130	54	120
Reductions in nonperforming loans and leases:
Paydowns and payoffs	(1,045)	(771)	(1,016)	(892)	(588)
Sales	(256)	(170)	(283)	(304)	(36)
Return to performing status (6)	(404)	(323)	(220)	(94)	(92)
Charge-offs (7)	(870)	(956)	(1,448)	(1,773)	(1,429)
Transfers to foreclosed properties	(205)	(319)	(376)	(305)	(174)
Transfers to loans held-for-sale	(82)	(68)	(6)	(70)	—

Total net additions to (reductions in) nonperforming loans	(544)	(643)	443	851	2,097

Total nonperforming loans and leases, end of period	11,516	12,060	12,703	12,260	11,409
Foreclosed properties	757	920	777	613	471

Total nonperforming commercial loans, leases and foreclosed properties, end of period (4)	$12,273	$12,980	$13,480	$12,873	$11,880

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods have not been restated.
(2)	Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are generally classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)	Our policy generally is not to classify consumer credit card and consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity.
(4)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 40.
(5)	Includes small business commercial – domestic activity.
(6)	Commercial loans and leases may be restored to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.
(7)	Business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009		Third Quarter 2009		Second Quarter 2009
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$971	1.57%	$1,069	1.78%	$1,233	2.07%	$1,247	2.05%	$1,085	1.72%
Home equity	1,741	4.71	2,397	6.37	1,560	4.11	1,970	5.10	1,839	4.71
Discontinued real estate	19	0.54	21	0.60	14	0.38	37	0.89	35	0.76
Credit card - domestic	3,517	11.88	3,963	12.82	1,546	12.46	1,787	14.25	1,788	13.87
Credit card - foreign	942	13.64	631	8.57	395	7.22	382	7.14	276	5.88
Direct/Indirect consumer	879	3.58	1,109	4.46	1,288	5.17	1,451	5.76	1,475	5.90
Other consumer	73	10.01	58	7.80	114	14.20	118	14.00	99	11.93

Total consumer	8,142	4.96	9,248	5.60	6,150	4.24	6,992	4.73	6,597	4.39

Commercial - domestic (3)	179	0.41	286	0.63	637	1.36	773	1.58	536	1.03
Commercial real estate	645	4.03	615	3.64	745	4.15	873	4.67	629	3.34
Commercial lease financing	(3)	(0.06)	21	0.40	43	0.79	41	0.72	44	0.81
Commercial - foreign	66	0.98	25	0.37	162	2.30	149	2.05	122	1.54

	887	1.23	947	1.28	1,587	2.05	1,836	2.28	1,331	1.58
Small business commercial - domestic	528	12.94	602	14.21	684	15.16	796	17.45	773	16.69

Total commercial	1,415	1.86	1,549	1.98	2,271	2.78	2,632	3.09	2,104	2.37

Total net charge-offs	$9,557	3.98	$10,797	4.44	$8,421	3.71	$9,624	4.13	$8,701	3.64

By Business Segment
Deposits	$66	47.67%	$43	34.73%	$97	56.52%	$98	57.21%	$86	56.10%
Global Card Services (4)	5,674	12.82	6,011	12.88	6,487	12.88	7,400	14.07	6,975	12.96
Home Loans & Insurance	1,664	5.11	2,317	7.03	1,502	4.50	1,962	5.87	1,599	4.88
Global Banking & Markets	87	0.38	143	0.61	517	2.18	486	1.94	391	1.44
Global Commercial Banking	958	1.87	1,076	2.04	1,310	2.37	1,453	2.55	1,246	2.13
Global Wealth & Investment Management	115	0.47	119	0.49	211	0.84	285	1.12	172	0.68
All Other (4)	993	1.55	1,088	1.72	(1,703)	(4.39)	(2,060)	(5.27)	(1,768)	(4.28)

Total net charge-offs	$9,557	3.98	$10,797	4.44	$8,421	3.71	$9,624	4.13	$8,701	3.64

Supplemental managed basis data

Credit card - domestic	n/a	n/a	n/a	n/a	$4,195	12.69%	$4,816	13.92%	$4,530	12.69%
Credit card - foreign	n/a	n/a	n/a	n/a	672	8.48	661	8.41	517	7.06

Total credit card managed net losses	n/a	n/a	n/a	n/a	$4,867	11.88	$5,477	12.90	$5,047	11.73

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods have not been restated.
(2)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(3)	Excludes small business commercial - domestic loans.
(4)	The 2009 periods for Global Card Services are presented on a managed basis with a corresponding offset in All Other.

n/a = not applicable

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Six Months Ended June 30
	2010		2009
Held Basis	Amount	Percent	Amount	Percent
Residential mortgage	$2,040	1.67%	$1,870	1.45%
Home equity	4,138	5.55	3,520	4.50
Discontinued real estate	40	0.57	50	0.53
Credit card - domestic	7,480	12.36	3,214	11.72
Credit card - foreign	1,573	11.02	462	5.22
Direct/Indirect consumer	1,988	4.02	2,724	5.46
Other consumer	131	8.90	196	11.80

Total consumer	17,390	5.28	12,036	3.96

Commercial - domestic (3)	465	0.52	780	0.74
Commercial real estate	1,260	3.83	1,084	2.96
Commercial lease financing	18	0.17	111	1.02
Commercial - foreign	91	0.68	226	1.39

	1,834	1.26	2,201	1.30
Small business commercial - domestic	1,130	13.59	1,406	15.07

Total commercial	2,964	1.92	3,607	2.02

Total net charge-offs	$20,354	4.21	$15,643	3.24

By Business Segment
Deposits	$109	41.53%	$172	47.15%
Global Card Services (4)	11,685	12.85	12,251	11.24
Home Loans & Insurance	3,981	6.07	3,090	4.85
Global Banking & Markets	230	0.50	607	1.10
Global Commercial Banking	2,034	1.95	2,299	1.97
Global Wealth & Investment Management	234	0.48	334	0.64
All Other (4)	2,081	1.64	(3,110)	(3.69)

Total net charge-offs	$20,354	4.21	$15,643	3.24

Supplemental managed basis data

Credit card - domestic	n/a	n/a	$7,951	10.91%
Credit card - foreign	n/a	n/a	890	6.29

Total credit card managed net losses	n/a	n/a	$8,841	10.16

(1)	The 2010 period is presented in accordance with new consolidation guidance. The 2009 period has not been restated.
(2)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(3)	Excludes small business commercial - domestic loans.
(4)	The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.

n/a - not applicable

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	June 30, 2010			March 31, 2010			June 30, 2009
Allowance for loan and lease losses (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)
Residential mortgage	$4,818	10.65%	1.96%	$4,683	10.00%	1.91%	$4,119	12.19%	1.67%
Home equity	12,880	28.46	8.81	12,178	26.00	8.12	8,664	25.64	5.59
Discontinued real estate	1,140	2.52	8.27	1,110	2.37	7.81	398	1.18	2.28
Credit card - domestic	12,384	27.36	10.61	13,703	29.26	11.34	5,153	15.25	10.53
Credit card - foreign	2,197	4.85	8.32	2,394	5.11	8.32	1,320	3.91	6.46
Direct/Indirect consumer	2,929	6.47	2.98	3,395	7.25	3.42	5,369	15.89	5.41
Other consumer	182	0.41	6.08	191	0.41	6.35	210	0.63	6.22

Total consumer	36,530	80.72	5.62	37,654	80.40	5.70	25,233	74.69	4.27

Commercial - domestic (3)	4,495	9.93	2.35	4,956	10.58	2.53	5,486	16.24	2.52
Commercial real estate	3,593	7.94	5.83	3,569	7.62	5.36	2,396	7.09	3.19
Commercial lease financing	269	0.60	1.26	278	0.59	1.30	255	0.75	1.14
Commercial - foreign	368	0.81	1.32	378	0.81	1.41	415	1.23	1.39

Total commercial (4)	8,725	19.28	2.89	9,181	19.60	2.95	8,552	25.31	2.48

Allowance for loan and lease losses	45,255	100.00%	4.75	46,835	100.00%	4.82	33,785	100.00%	3.61

Reserve for unfunded lending commitments	1,413			1,521			1,992

Allowance for credit losses	$46,668			$48,356			$35,777

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 period has not been restated.
(2)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option for each loan and lease category. Loans accounted for under the fair value option include commercial—domestic loans of $2.1 billion, $2.5 billion and $4.4 billion, commercial—foreign loans of $1.7 billion, $1.5 billion and $2.5 billion, and commercial real estate loans of $114 million, $101 million and $123 million at June 30, 2010, March 31, 2010 and June 30, 2009.
(3)	Includes allowance for small business commercial—domestic loans of $2.0 billion, $2.1 billion and $2.8 billion at June 30, 2010, March 31, 2010, and June 30, 2009.
(4)	Includes allowance for loan and lease losses for impaired commercial loans of $732 million, $934 million and $1.6 billion at June 30, 2010, March 31, 2010 and June 30, 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries

Reconciliation to GAAP Financial Measures

(Dollars in millions, shares in thousands)

The Corporation evaluates its business based upon a fully taxable-equivalent basis which is a non-GAAP measure. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The adjustment of net interest income to a fully taxable-equivalent basis results in a corresponding increase in income tax expense. The Corporation also evaluates its business based upon ratios that utilize tangible equity which is a non-GAAP measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding plus any common shares issued upon assumed conversion of common equivalent shares. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship, and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals. Also, the efficiency ratio measures the costs expended to generate a dollar of revenue. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009 and the six months ended June 30, 2010 and 2009.

	Six Months Ended June 30		Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009
	2010	2009

Reconciliation of net interest income to net interest income fully taxable-equivalent basis

Net interest income	$26,649	$24,127	$12,900	$13,749	$11,559	$11,423	$11,630
Fully taxable-equivalent adjustment	618	634	297	321	337	330	312

Net interest income fully taxable-equivalent basis	$27,267	$24,761	$13,197	$14,070	$11,896	$11,753	$11,942

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense fully taxable-equivalent basis

Total revenue, net of interest expense	$61,122	$68,532	$29,153	$31,969	$25,076	$26,035	$32,774
Fully taxable-equivalent adjustment	618	634	297	321	337	330	312

Total revenue, net of interest expense fully taxable-equivalent basis	$61,740	$69,166	$29,450	$32,290	$25,413	$26,365	$33,086

Reconciliation of income tax expense (benefit) to income tax expense (benefit) fully taxable-equivalent basis

Income tax expense (benefit)	$1,879	$284	$672	$1,207	$(1,225)	$(975)	$(845)
Fully taxable-equivalent adjustment	618	634	297	321	337	330	312

Income tax expense (benefit) fully taxable-equivalent basis	$2,497	$918	$969	$1,528	$(888)	$(645)	$(533)

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$207,966	$167,153	$215,468	$200,380	$197,123	$197,230	$173,497
Common Equivalent Securities	5,848	—	—	11,760	4,811	—	—
Goodwill	(86,216)	(85,956)	(86,099)	(86,334)	(86,053)	(86,170)	(87,314)
Intangible assets (excluding MSRs)	(11,559)	(11,539)	(11,216)	(11,906)	(12,556)	(13,223)	(13,595)
Related deferred tax liabilities	3,446	3,946	3,395	3,497	3,712	3,725	3,916

Tangible common shareholders’ equity	$119,485	$73,604	$121,548	$117,397	$107,037	$101,562	$76,504

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$231,686	$235,855	$233,461	$229,891	$250,599	$255,983	$242,867
Goodwill	(86,216)	(85,956)	(86,099)	(86,334)	(86,053)	(86,170)	(87,314)
Intangible assets (excluding MSRs)	(11,559)	(11,539)	(11,216)	(11,906)	(12,556)	(13,223)	(13,595)
Related deferred tax liabilities	3,446	3,946	3,395	3,497	3,712	3,725	3,916

Tangible shareholders’ equity	$137,357	$142,306	$139,541	$135,148	$155,702	$160,315	$145,874

Reconciliation of period end common shareholders’ equity to period end tangible common shareholders’ equity

Common shareholders’ equity	$215,181	$196,492	$215,181	$211,859	$194,236	$198,843	$196,492
Common Equivalent Securities	—	—	—	—	19,244	—	—
Goodwill	(85,801)	(86,246)	(85,801)	(86,305)	(86,314)	(86,009)	(86,246)
Intangible assets (excluding MSRs)	(10,796)	(13,245)	(10,796)	(11,548)	(12,026)	(12,715)	(13,245)
Related deferred tax liabilities	3,215	3,843	3,215	3,396	3,498	3,714	3,843

Tangible common shareholders’ equity	$121,799	$100,844	$121,799	$117,402	$118,638	$103,833	$100,844

Reconciliation of period end shareholders’ equity to period end tangible shareholders’ equity

Shareholders’ equity	$233,174	$255,152	$233,174	$229,823	$231,444	$257,683	$255,152
Goodwill	(85,801)	(86,246)	(85,801)	(86,305)	(86,314)	(86,009)	(86,246)
Intangible assets (excluding MSRs)	(10,796)	(13,245)	(10,796)	(11,548)	(12,026)	(12,715)	(13,245)
Related deferred tax liabilities	3,215	3,843	3,215	3,396	3,498	3,714	3,843

Tangible shareholders’ equity	$139,792	$159,504	$139,792	$135,366	$136,602	$162,673	$159,504

Reconciliation of period end assets to period end tangible assets

Assets	$2,363,878	$2,254,394	$2,363,878	$2,338,700	$2,223,299	$2,251,043	$2,254,394
Goodwill	(85,801)	(86,246)	(85,801)	(86,305)	(86,314)	(86,009)	(86,246)
Intangible assets (excluding MSRs)	(10,796)	(13,245)	(10,796)	(11,548)	(12,026)	(12,715)	(13,245)
Related deferred tax liabilities	3,215	3,843	3,215	3,396	3,498	3,714	3,843

Tangible assets	$2,270,496	$2,158,746	$2,270,496	$2,244,243	$2,128,457	$2,156,033	$2,158,746

Reconciliation of ending common shares outstanding to ending tangible common shares outstanding

Common shares outstanding	10,033,017	8,651,459	10,033,017	10,032,001	8,650,244	8,650,314	8,651,459
Assumed conversion of common equivalent shares (1)	—	—	—	—	1,286,000	—	—

Tangible common shares outstanding	10,033,017	8,651,459	10,033,017	10,032,001	9,936,244	8,650,314	8,651,459

(1)	On February 24, 2010, the common equivalent shares converted into common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

Global Card Services - Reconciliation

(Dollars in millions)

	Six Months Ended June 30, 2009			Fourth Quarter 2009
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$10,174	$(4,749)	$5,425	$4,878	$(2,226)	$2,652
Noninterest income:
Card income	4,277	(348)	3,929	2,093	(679)	1,414
All other income	258	(67)	191	115	(21)	94

Total noninterest income	4,535	(415)	4,120	2,208	(700)	1,508

Total revenue, net of interest expense	14,709	(5,164)	9,545	7,086	(2,926)	4,160

Provision for credit losses	15,876	(5,164)	10,712	6,854	(2,926)	3,928
Noninterest expense	3,982	—	3,982	1,899	—	1,899

Loss before income taxes	(5,149)	—	(5,149)	(1,667)	—	(1,667)
Income tax benefit (3)	(1,806)	—	(1,806)	(659)	—	(659)

Net loss	$(3,343)	$—	$(3,343)	$(1,008)	$—	$(1,008)

Balance sheet
Average - total loans and leases	$219,888	$(102,357)	$117,531	$199,756	$(91,705)	$108,051
Period end - total loans and leases	211,325	(100,438)	110,887	196,289	(89,715)	106,574

	Third Quarter 2009			Second Quarter 2009
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$4,920	$(2,275)	$2,645	$4,976	$(2,358)	$2,618
Noninterest income:
Card income	2,183	(1,007)	1,176	2,163	(592)	1,571
All other income	147	(26)	121	123	(33)	90

Total noninterest income	2,330	(1,033)	1,297	2,286	(625)	1,661

Total revenue, net of interest expense	7,250	(3,308)	3,942	7,262	(2,983)	4,279

Provision for credit losses	6,823	(3,308)	3,515	7,655	(2,983)	4,672
Noninterest expense	1,936	—	1,936	1,936	—	1,936

Loss before income taxes	(1,509)	—	(1,509)	(2,329)	—	(2,329)
Income tax benefit (3)	(541)	—	(541)	(743)	—	(743)

Net loss	$(968)	$—	$(968)	$(1,586)	$—	$(1,586)

Balance sheet
Average - total loans and leases	$208,650	$(97,520)	$111,130	$215,808	$(102,046)	$113,762
Period end - total loans and leases	202,860	(94,328)	108,532	211,325	(100,438)	110,887

(1)	Provision for credit losses represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

In 2010, the Corporation reports Global Card Services results in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis. Managed basis assumes that securitized loans were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. In prior periods, loan securitization removed loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualifying special purpose entity which was excluded from the Corporation’s Consolidated Financial Statements in accordance with GAAP applicable at the time.

The performance of the managed portfolio is important in understanding Global Card Services results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. In prior periods, Global Card Services managed income statement line items differed from a held basis reported as follows:

•

Managed net interest income included Global Card Services net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•

Managed noninterest income included Global Card Services noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record securitized net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also included the impact of adjustments to the interest-only strips that were recorded in card income as management managed this impact within Global Card Services.

•	Provision for credit losses represented the provision for managed credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

All Other - Reconciliation

(Dollars in millions)

	Six Months Ended June 30, 2009			Fourth Quarter 2009
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(3,452)	$4,749	$1,297	$(1,545)	$2,226	$681
Noninterest income:
Card income (loss)	256	348	604	(431)	679	248
Equity investment income	7,302	—	7,302	828	—	828
Gains on sales of debt securities	2,143	—	2,143	853	—	853
All other loss	(1,367)	67	(1,300)	(2,281)	21	(2,260)

Total noninterest income (loss)	8,334	415	8,749	(1,031)	700	(331)

Total revenue, net of interest expense	4,882	5,164	10,046	(2,576)	2,926	350

Provision for credit losses	(667)	5,164	4,497	(1,511)	2,926	1,415
Merger and restructuring charges	1,594	—	1,594	533	—	533
All other noninterest expense	1,247	—	1,247	790	—	790

Income (loss) before income taxes	2,708	—	2,708	(2,388)	—	(2,388)
Income tax benefit (3)	(969)	—	(969)	(875)	—	(875)

Net income (loss)	$3,677	$—	$3,677	$(1,513)	$—	$(1,513)

Balance sheet
Average - total loans and leases	$170,119	$102,357	$272,476	$154,038	$91,705	$245,743
Period end - total loans and leases	159,977	100,438	260,415	161,153	89,715	250,868

	Third Quarter 2009			Second Quarter 2009
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(1,798)	$2,275	$477	$(1,595)	$2,358	$763
Noninterest income:
Card income (loss)	(721)	1,007	286	(278)	592	314
Equity investment income	882	—	882	5,979	—	5,979
Gains on sales of debt securities	1,442	—	1,442	672	—	672
All other income (loss)	(2,053)	26	(2,027)	(4,110)	33	(4,077)

Total noninterest income (loss)	(450)	1,033	583	2,263	625	2,888

Total revenue, net of interest expense	(2,248)	3,308	1,060	668	2,983	3,651

Provision for credit losses	(1,218)	3,308	2,090	—	2,983	2,983
Merger and restructuring charges	594	—	594	829	—	829
All other noninterest expense	838	—	838	796	—	796

Loss before income taxes	(2,462)	—	(2,462)	(957)	—	(957)
Income tax benefit (3)	(925)	—	(925)	(1,724)	—	(1,724)

Net income (loss)	$(1,537)	$—	$(1,537)	$767	$—	$767

Balance sheet
Average - total loans and leases	$155,184	$97,520	$252,704	$165,558	$102,046	$267,604
Period end - total loans and leases	153,880	94,328	248,208	159,977	100,438	260,415

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis. Provision for credit losses represents provision for credit losses in All Other combined with the Global Card Services securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Appendix: Selected Slides from the

Second Quarter 2010 Earnings Release Presentation

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit 99.3A

Key Takeaways

• Making good progress on core franchise

• Credit quality trends continue to improve

• Minimizing risk and strengthening capital

– Generated $3.1 B in 2Q earnings

– Sold non-core assets of $13 B thus far in 2010

– Reduced legacy capital markets exposures by $9 B in 2010

– Strengthened underwriting practices

– Reduced risk on assets held that are most likely to be impacted by regulatory reform

• Managing headwinds effectively

– Concerns on global economy

– Weak loan demand

– Sustained low rate environment

– Regulatory reform costs

Large Items in 2Q10

• Asset sales

– Itaú Unibanco pre-tax gain of $1.2 B in equity investment income

– Columbia long-term business sale resulted in an approximate $0.8 B reduction to goodwill and intangibles

– Sale of MasterCard position resulted in a $0.4 B pre-tax gain in equity investment income

– Santander

– Mexico pre-tax loss of $0.4 B

• Fair value adjustment on Merrill Lynch structured notes resulted in a gain of $1.2 B in other income

• Recorded dividend from CCB ownership of $0.5 B in equity investment income

• UK payroll tax resulted in increased personnel expense of $0.4 B

• Cost of reps and warranties in mortgage banking income increased from $0.5 B to $1.2 B in 2Q

Financial Highlights

• Revenue of $29.5 B down 9% from 1Q10 and down 18% from 2Q09 on a managed basis

– Net interest income continues to be pressured by lack of loan demand, down $873 M to $13.2 B

– Sales and trading revenue declined $3.9 B including write-downs on legacy assets of $179 M

– Fair value adjustment on Merrill Lynch structured notes resulted in 2Q10 gain of $1.2 B, 1Q10 gain of $226 M, and 2Q09 loss of $3.6 B

• Expense of $17.3 B down 3% from 1Q10 but up 1% from 2Q09

– 2Q10 expenses include $425 M related to UK payroll tax

– 1Q10 expenses included $758 M for retirement eligible grants, and higher litigation expenses

• Credit quality trends continue to improve

– Net charge-offs of $9.6 B declined $1.2 B from 1Q10

– Nonperforming loans, leases and foreclosed properties decreased compared to 1Q10

– Commercial reservable criticized levels down for third straight quarter

– 30+ day delinquencies in credit card declined for 5th consecutive quarter

– Provision expense of $8.1 B declined $1.7 B or 17% from 1Q10 and $8.3 B or 50% from 2Q09 on a managed basis

– Provision expense was $1.45 B less than charge-offs while 1Q10 provision expense was $992 M less than net charge-offs, resulting in a reduction in the reserve for credit losses in both quarters

• Capital and liquidity continue to strengthen

– Tier 1 capital ratio of 10.67%

– Tier 1 common ratio of 8.01%

– Tangible common equity ratio of 5.36%

– Tangible book value per share increased $0.44 from 1Q10 to $12.14

– Global excess liquidity increased roughly $20 B to approximately $290 B

– Allowance for loan and lease losses of $45.3 B covers 4.75% of loans

Net Interest Income (continued)

Average Loans
(excl. Residential Mortgages)

Comments vs. 1Q10

Average Deposits

$ in Billions
$1,200
$900
$600
$300
$0
$975
$990
$995
$981
$992
$116
$121
$102
$92
$84
$228
$236
$252
$247
$258
$631
$633
$641
$642
$650
2Q09
3Q09
4Q09
1Q10
2Q10
Retail deposits
Commercial deposits
Other deposits

Comments vs. 1Q10

Average Discretionary Portfolio
(on Balance Sheet)

$ in Billions
$800
$600
$400
$200
$0
$509
$506
$516
$555
$562
$255
$264
$279
$311
$314
$254
$242
$237
$244
$248
2Q09
3Q09
4Q09
1Q10
2Q10
Residential mortgages
Investment securities

Comments vs. 1Q10

Net Interest Income (continued)

Comments vs. 1Q10

•Average loans, including impact of net charge-offs, declined $29 B compared to 1Q10 •Consumer declines were led by average card receivables of approximately $9 B; average home equity loans declined more than $4 B •Commercial loans declined $13 B, primarily in the domestic and commercial real estate areas

Comments vs. 1Q10

•Average retail deposits grew almost $8 B driven by wealth management customers and a move to more liquid products •Commercial deposits increased $11 B as clients maintain liquidity and high compensating balances •Other deposits, primarily CDs with institutional investors, declined

$8 B

Comments vs. 1Q10

•The growth in average balances of $7 B was primarily due to additions of hedged U.S. treasuries

Average Loans (excel. REsidential Mortgages)

$ millions $1,200 $900 $600 $300 $0

$814 $788 $761 $748 $719

$353 $344 $330 $322 $309

$451 $442 $431 $426 $410

2Q09 3Q09 4Q09 1Q10 2Q10

Managed Consumer loans (excl. residential mortgages)

Commercial loans

Average Deposits

$ millions $1,200 $900 $600 $300 $0

$975 $990 $995 $961 $992

$116 $121 $102 $92 $64

$228 $236 $256 $247 $258

$631 $633 $611 $642 $650

2Q09 3Q09 4Q09 1Q10 2Q10

Retail deposits Commercial deposits Other deposits

Average Discretionary Portfollo (on Balance Sheet)

$ millions $1,200 $900 $600 $300 $0

$509 $506 $516 $555 $562

$255 $264 $279 $311 $314

$254 $242 $237 $244 $248

2Q09 3Q09 4Q09 1Q10 2Q10

Resdential mortgages Investment securities

Service Charges

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$ in Millions
$2,729
$954
$1,775
$3,020
$1,092
$1,928
$2,756
$1,090
$1,666
$2,566
$1,067
$1,499
$2,576
$1,063
$1,513
2Q09
3Q09
4Q09
1Q10
2Q10
Consumer service charges
Commercial service charges

Commentary

Expected Regulation E impact:

Service Charges

Commentary

•Service charges were fairly flat vs. 1Q10 but down from a year ago as a result of overdraft policies implemented in 4Q09

Expected Regulation E impact:

• Implementation begins in mid-quarter 3Q10 causing a decline in service charges

• Excluding impact of mitigation, service charges for the total company are still expected to move closer to $2 B in 4Q10

Note: Consumer = Deposits, HL&I and GWIM; Commercial = GCB, GBAM and Other.

Mortgage Banking Revenue

Commentary

Key Mortgage Statistics

($ in B)	2Q10	1Q10	2Q09
Total Corp Home Loan Originations			
First Mortgage	$ 71.9	$ 69.5	$ 110.6
Home Equity	2.1	2.0	3.7
MSR, Ending Balance	$ 14.7	$ 18.8	$ 18.5
Capitalized MSR, bps	86	110	109
Serviced for Others, EOP	$ 1,706	$ 1,717	$ 1,703

Mortgage Banking Revenue

Commentary Key Mortgage Statistics

•Mortgage banking revenue declined $602 M vs. 1Q10 ($ in B) 2Q10 1Q10 2Q09

– 2Q10 included $1.2 B for reps and warranties, an

increase of $722 M Total Corp Home Loan Originations

– Core production revenue increased $176 M due to First Mortgage $ 71.9 $ 69.5 $ 110.6 higher volumes and margins Home Equity 2.1 2.0 3.7

– Core servicing revenues increased $126 M

– MSR results, net of hedge, were less favorable MSR, Ending Balance $ 14.7 $ 18.8 $ 18.5 compared to 1Q10 Capitalized MSR, bps 86 110 109

• The change in value of the MSR asset was Serviced for Others, EOP $ 1,706 $ 1,717 $ 1,703 effectively hedged

$ in Millions

$3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 ($500) ($1,000) ($1,500)

$2,527 $1,298 $1,652 $1,500 $898

2Q09 3Q09 4Q09 1Q10 2Q10

MSR performance, net of hedge

Core servicing revenue

Rep and Warranty

Core production revenue

Total Mortgage Banking Income

Investment and Brokerage Revenue

$ in Millions
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,994
$2,948
$3,014
$3,025
$2,994
$1,569
$1,493
$1,520
$1,503
$1,556
$1,425
$1,455
$1,494
$1,522
$1,438
2Q09
3Q09
4Q09
1Q10
2Q10
Asset management fees
Brokerage income

Commentary

Key Wealth Management Statistics

	2Q10	1Q10	2Q09
Client Facing Professionals	**19,607**	**19,435**	**19,299**
Financial Advisors	15,142	15,005	15,008
Wealth Advisors	1,429	1,460	1,282
Other Client Facing	3,036	2,970	3,009
AUM ($ in Bs)	$ 603.3	$ 750.7	$ 705.2
Net Client Assets ($ in Bs)	$ 1,992.4	$ 2,188.1	$ 2,022.2
Active accts in MLGWM	3,081,863	3,142,373	3,221,571
Net new $250K+ households in MLGWM	3,726	6,313	(5,574)

Investment and Brokerage Revenue

Excluding the impact of reduced fees from the sale of Columbia Management long-term business sale, asset management and brokerage fees increased $127 million

Commentary Key Wealth Management Statistics

•Investment and brokerage revenue decline of $31 M from 2Q10 1Q10 2Q09

1Q10 reflects reduced fees as a result of the sale of the

Columbia Management long-term business Client Facing Professionals 19,607 19,435 19,299

•Excluding the reduced revenue of $158 M due to the Columbia Financial Advisors 15,142 15,005 15,008

sale, asset management fees increased $74 M reflecting Wealth Advisors 1,429 1,460 1,282

– Higher seasonal tax prep fees Other Client Facing 3,036 2,970 3,009

– Market valuation as lag effect of pricing benefited AUM ($ in Bs) $ 603.3 $ 750.7 $ 705.2 the current quarter fees Net Client Assets ($ in Bs) $ 1,992.4 $ 2,188.1 $ 2,022.2

– Increased flows from Wrap products Active accts in MLGWM 3,081,863 3,142,373 3,221,571

•Brokerage fees increased $53 M primarily due to higher equity Net new $250K+ households in MLGWM 3,726 6,313 (5,574)

transactions driven by volatility, and mutual fund trails

•Client assets declined nearly $200 B primarily related to the sale of Columbia business and market conditions

$ in Millions

$4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

$2,994 $1,569 $1,425

$2,948 $1,493 $1,455

$3,014 $1,520 $1,494

$3,025 $1,503 $1,522

$2,994 $1,556 $1,438

2Q09 3Q09 4Q09 1Q10 2Q10

Asset management Brokerage income

Other Revenue Items

• Equity investment income

– Equity investment income of $2.8 B in 2Q10 compared to $0.6 B in 1Q10 and $5.9 B in 2Q09

– 2Q10 includes $1.2 B pre-tax gain on sale of Itaú Unibanco investment; $0.4 B pre-tax gain from sale of MasterCard position; CCB dividend of $0.5 B; and a pre-tax loss of $0.4 B on the planned sale of the Santander – Mexico investment

– 1Q10 included $0.3 B loss from sale of $3 B discretionary equity securities portfolio

– 2Q09 included $5.3 B pre-tax gain from partial sale of CCB investment

• Gains on sales of debt securities

– Gains on sales of debt securities of $37 M in 2Q10 compared to $734 M in 1Q10 and $632 M in 2Q09 o 2Q10 includes losses on non-agency residential mortgage-backed securities sold as a result of a change in portfolio objectives to focus on capital management and credit risk reduction, which were more than offset by approximately $750 M in gains on sales

• Insurance income

– Insurance income declined $37 M from 1Q10 to $678 M in 2Q10 mainly from lower credit card protection volume

• Other income

– Merrill Lynch structured notes resulted in 2Q10 valuation gain of $1.2 B vs. a gain of $226 M in 1Q10 and $3.6 B loss in 2Q09

– 2Q09 included $3.8 B gain from contribution of merchant services business into a joint venture

Asset Quality Items of Interest

• Acceleration of $378 M in foreign card charge-offs to align policies on renegotiated loans with the domestic portfolio

• Consumer real estate losses are down from 1Q10 primarily due to lower charge-offs on collateral dependent modified loans as we implemented new guidance in 1Q10

– Home equity decreased $515 M ($128 M in 2Q10 vs. $643 M in 1Q10)

– Residential mortgage decreased $147 M ($14 M 2Q10 vs. $161 M 1Q10)

• We continue to repurchase delinquent FHA government insured loans which masks the continued improvement in our 30+ delinquency trends

– Total consumer 30+ delinquency excluding FHA improved by $3.0 B

($ in Millions)

2Q10 1Q10 4Q09 3Q09 2Q09

FHA insured 30+ delinquencies $ 16,988 $ 14,917 $ 12,241 $ 2,426 $ 447

Change from prior period 2,071 2,676 9,815 1,979 36

30+ Delinquency Amounts

Total consumer as reported 1 35,817 36,752 37,043 27,925 26,771

Total consumer excluding FHA 1 18,829 21,835 24,802 25,499 26,324

Residential mortgages as reported 22,536 20,858 19,360 9,455 7,533

Residential mortgages excluding FHA 5,548 5,941 7,119 7,029 7,086

30+ Delinquency Ratios

Total consumer as reported 1 5.51% 5.56% 5.55% 4.15% 3.88%

Total consumer excluding FHA 1,2 3.21% 3.63% 4.02% 4.04% 4.04%

Residential mortgages as reported 9.18% 8.51% 8.00% 3.96% 3.06%

Residential mortgages excluding FHA 2 2.68% 2.81% 3.26% 3.13% 3.01%

1	2009 amounts shown on a managed basis.
2	Ratios exclude purchased credit-impaired loans.

Credit Quality

Net losses
$15,000
$12,000
$9,000
$6,000
$3,000
$-
$ in Millions
$11,684
$12,932
$11,347
$10,797
$9,557
$2,104
$2,632
$2,271
$1,549
$1,415
$2,983
$3,308
$2,926
$6,597
$6,992
$6,150
$9,248
$8,142
2Q09
3Q09
4Q09
1Q10
2Q10
Consumer net charge-offs
Securitized credit card net losses
Commercial net charge-offs

Commentary

Allowance for loan and lease losses
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$ in Millions
6.00%
4.00%
2.00%
0.00%
$33,785
$35,832
$37,200
$46,835
$45,255
$8,552
$9,110
$9,415
$9,181
$8,725
$25,233
$26,722
$27,785
$37,654
$36,530
2Q09
3Q09
4Q09
1Q10
2Q10
Consumer allowance for loan losses
Commercial allowance for loan losses
Consumer ALLL as % of loans
Commercial ALLL as % of loans

Commentary

Credit Quality

Commentary

•Net losses down $1.2 B from 1Q10, or $947 M after

normalizing for charge-offs on collateral dependent

modified loans and foreign credit card losses related to

aligning policies on renegotiated loans with the domestic

portfolio

– Consumer losses continue to improve, down

$813 M after adjusting for collateral dependent

losses and foreign credit card losses related to

aligning policies on renegotiated loans with the

domestic portfolio

– Commercial losses declined $134 M and were

broad-based across industries and borrowers

and driven by improvement in borrower credit

profiles and liquidity

Commentary

•Total allowance coverage now stands at 4.75% of loans

and leases

•Reserve reduction through provision was $1.45 B

– Consumer unsecured reserves were reduced

$1.7 B

– Consumer real estate reserves increased

$928 M, including $328 M for Countrywide

purchased credit-impaired loans

– Commercial reserves decreased $458 M driven

by commercial excluding real estate

Delinquency and Criticized Trends

Commentary

Core delinquencies declined in 2Q10. Card Services declined for the fifth consecutive quarter. Consumer real estate products continued to show signs of stabilization as core delinquencies improved

Excluding government guaranteed repurchases, consumer 30+ delinquencies declined $3.0 B

Commentary

2Q10 declined $4.9 B, the third straight quarterly decline, driven by paydowns and upgrades as client credit profiles and liquidity improved

Consumer 30 days past due performing

$ in millions $40,000 $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $0

$26,771 $27,925 $37,043 $38,752 $35,617

$447 $2,426 $12,241 $14,917 $16,988

$26,324 $25,499 $24,802 $21,835 $18,829

2Q09 3Q09 4Q09 1Q10 2Q10

Core consumer Government guaranteed repurchases

Commercial utilized reservable criticized exposure

$ in millions $62,000 $60,000 $58,000 $56,000 $54,000 $52,000 $50,000 $48,000 $46,000 $44,000

$57,180 $60,059 $58,687 $55,322 $50,422

2Q09 3Q09 4Q09 1Q10 2Q10

Commercial utilized reservable criticized exposure

Consumer 30+ Day Delinquency [1]

$ in millions
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2Q09
3Q09
4Q09
1Q10
2Q10
$22,536
$20,858
$19,360
$9,455
$7,533
$12,969
$12,101
$11,560
$10,125
$8,212
$7,086
$7,029
$7,119
$5,941
$5,548
$4,019
$3,945
$3,708
$3,370
$2,918
$2,001
$2,185
$2,185
$2,218
$1,983
Residential Mortgage
Residential Mortgage includes FHA insured loans. Excluding FHA insured, residential mortgage continues to improve
Credit Card
Residential Mortgage Excl. FHA
Direct/Indirect
Home Equity
Residential Mortgage
Residential Mortgage Excluding FHA
Home Equity
Credit Card
Direct/Indirect

[1] 2009 Credit card shown on a managed basis.

Consumer 30+ Day Delinquency 1

$ in millions

$25,000 $20,000 $15,000 $10,000 $5,000 $0

$2,001 $2,185 $2,185 $2,218 $1,983

$4,019 $3,945 $3,708 $3,370 $2,918

$7,086 $7,029 $7,119 $5,941 $5,548

$7,533 $9,455 $19,360 $20,858 $22,536

$12,969 $12,101 $11,560 $10,125 $8,212

2Q09 3Q09 4Q09 1Q10 2Q10

Residential Mortgage

Residential Mortgage includes FHA insured loans. Excluding FHA insured, residential mortgage continues to improve

Credit Card

Residential Mortgage

Excl. FHA

Direct/Indirect

Home Equity

Residential Mortgage

Residential Mortgage includes FHA

insured loans. Excluding FHA insured,

residential mortgage continues to improve

Credit Card

Residential Mortgage

Excl. FHA

Direct/Indirect

Home Equity

1	2009 Credit card shown on a managed basis.

Consumer Net Charge-offs [1]

$ in millions
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,047
$5,477
$4,867
$4,594
$4,459
$1,839
$1,970
$1,560
$2,397
$1,741
$1,475
$1,451
$1,288
$1,109
$971
$1,085
$1,247
$1,233
$1,069
$879
2Q09
3Q09
4Q09
1Q10
2Q10
Residential Mortgage
Home Equity
Credit Card
Direct/Indirect
2Q10 Credit Card net charge-offs include $378 M for aligning foreign credit card policies on renegotiated loans with the domestic portfolio
Credit Card
Home Equity net charge-offs include $643 M in 1Q10 and $128 M in 2Q10 on collateral dependent modified loans, and $170 M in 1Q10 and $126 M in 2Q10 from the consolidation of loans under FAS 166/167
Home Equity
Residential Mortgage
Direct/Indirect
1Q10 Residential Mortgage net charge-offs include $161 M for collateral dependent modified loans vs. $14 M in 2Q10

[1] 2009 Credit card shown on a managed basis.

Consumer Net Charge-offs 1

1	2009 Credit card shown on a managed basis.

$	in millions

$6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0

$5,047 $5,477 $4,867 $4,594 $4,459

$1,839 $1,970 $1,580 $2,397 $1,741

$1,475 $1,451 $1,288 $1,109 $971

$1,085 $1,247 $1,233 $1,069 $879

2Q09 3Q09 4Q09 1Q10 2Q10

Residential Mortagage Home Equity Credit Card Direct/Indirect

Focus on Home Equity Loans

Home Equity Portfolio Characteristics

•90% of portfolio are stand-alone originations versus piggy back loans

•$13.0 B legacy Countrywide purchased

Non-purchased credit-impaired second lien

First lien

credit-impaired loan portfolio

•For the non-purchased credit-impaired portfolio:

– $25.7 B are in first lien position

– $107.6 B are second lien positions

• 38% or $40.6 B have CLTVs greater than 100%

– Does not mean that entire second lien position is a loss

in the event of default

– Assuming proceeds of 85% of the collateral value, we

estimate collateral value of $11.5 B available for second

liens

– Additionally, on 94% of second liens with CLTVs greater than 100%, the customer is current

•Allowance on the non-purchased credit-impaired home equity portfolio is $8.7 B

Net charge-offs include $643M in 1Q10 and $128M in 2Q10 on collateral dependent modified loans, and $170M in 1Q10 and $126M in 2Q10 from consolidation of loans under FAS 166/167

Note: Charge-offs do not include Countrywide purchased credit-impaired portfolio as they were considered part of the original purchase accounting.

Loan Balances – End of Period ($ in billions)

$150 $100 $50 $0

$155.1 $152.0 $149.1 $149.9 $146.3

$13.0 $25.7 $107.6

2Q09 3Q09 4Q09 1Q10 2Q10

Column 1 Purchased credit-Impaired First lien

Allowance For Non-Purchased Credit-Impaired Loans ($ in millions)

$10,000 $5,000 $0

$6,756 $7,085 $7,189 $8,263 $8,701

2Q09 3Q09 4Q09 1Q10 2Q10

Net Charge-offs ($ in millions)

$2,500 $2,000 $1,500 $1,000 $500 $0

$1,839 $1,970 $1,560 $2,397 $1,741

2Q09 3Q09 4Q09 1Q10 2Q10

Results by Business Segment – 2Q10

Global Wealth Global Global

Global Card Home Loans & Investment Commercial Banking &

Total Corp Deposits Services & Insurance Management Banking Markets All Other

Net interest income $ 13,197 $ 2,115 $ 4,439 $ 1,000 $ 1,385 $ 2,118 $ 1,976 $ 164

Card income 2,023 - 1,900 1 26 65 31 -

Service charges 2,576 1,494 - 4 19 528 529 2

Investment and brokerage services 2,994 (3) - - 2,241 7 676 73

Investment banking income 1,319 - - - 78 8 1,301 (68)

Equity investment income 2,766 1 441 4 162 (15) 59 2,114

Trading account profits 1,227 - - - 25 - 1,202 -

Mortgage banking income 898 - - 1,020 3 - 20 (145)

Gains on sales of debt securities 37 - - - (3) - 25 15

All other income 2,413 (3) 81 766 395 67 186 921

Total noninterest income 16,253 1,489 2,422 1,795 2,946 660 4,029 2,912

Total revenue, net of interest expense 29,450 3,604 6,861 2,795 4,331 2,778 6,005 3,076

Total noninterest expense 17,253 2,496 1,799 2,817 3,370 909 4,790 1,072

Pre-tax preprovision earnings 12,197 1,108 5,062 (22) 961 1,869 1,215 2,004

Provision for credit losses 8,105 61 3,795 2,390 121 623 (133) 1,248

Income (loss) before income taxes 4,092 1,047 1,267 (2,412) 840 1,246 1,348 756

Income tax expense (benefit) 969 382 461 (878) 484 456 421 (357)

Net income (loss) $ 3,123 $ 665 $ 806 $ (1,534) $ 356 $ 790 $ 927 $ 1,113

Consumer Asset Quality Key Indicators

($ in millions) Residential Mortgage Home Equity Discontinued Real Estate

2Q10 1Q10 2Q10 1Q10 2Q10 1Q10

Excluding Excluding Excluding Excluding Excluding Excluding

Purchased Purchased Purchased Purchased Purchased Purchased

Credit Credit Credit Credit Credit Credit

Impaired Impaired Impaired Impaired Impaired Impaired

and FHA and FHA and FHA and FHA and FHA and FHA

As Insured As Insured As Insured As Insured As Insured As Insured

Reported Portfolios 1 Reported Portfolios 1 Reported Portfolios 1 Reported Portfolios 1 Reported Portfolios 1 Reported Portfolios 1

Loans EOP $ 245,502 $ 207,362 $ 245,007 $ 211,545 $ 146,274 $ 133,255 $ 149,907 $ 136,668 $ 13,780 $ 1,452 $ 14,211 $ 1,529

Loans Avg 247,715 210,750 243,833 215,307 148,219 135,126 152,536 139,542 13,972 1,543 14,433 1,921

Net Charge-offs $ 971 $ 971 $ 1,069 $ 1,069 $ 1,741 $ 1,741 $ 2,397 $ 2,397 $ 19 $ 19 $ 21 $ 21

% of avg loans 1.57% 1.85% 1.78% 2.01% 4.71% 5.17% 6.37% 6.97% 0.54% 4.90% 0.60% 4.47%

Allowance for loan losses $ 4,818 $ 4,816 $ 4,683 $ 4,680 $ 12,880 $ 8,701 $ 12,178 $ 8,263 $ 1,140 $ 60 $ 1,110 $ 82

% of Loans 1.96% 2.32% 1.91% 2.21% 8.81% 6.53% 8.12% 6.05% 8.27% 4.13% 7.81% 5.37%

Avg. refreshed (C)LTV 2 78 81 85 85 77 74

90%+ refreshed (C)LTV 2 31% 32% 43% 42% 24% 22%

Avg. refreshed FICO 719 716 723 715 645 652

% below 620 FICO 13% 12% 12% 12% 43% 39%

1 Excludes the purchased credit-impaired loan portfolio acquired from Countrywide and FHA Insured residential mortgage portfolio.

2 Loan to value (LTV) calculations apply to the residential mortgage and discontinued real estate portfolio. Combined loan to value (CLTV) calculations apply to the home equity portfolio.

Consumer Asset Quality Indicators (cont’d)

($ in millions)

Credit Card Other 1 Total Consumer

2Q10 1Q10 2Q10 1Q10 2Q10 1Q10

Loans EOP $ 143,130 $ 149,555 $ 101,247 $ 102,394 $ 649,933 $ 661,074

Loans Avg 146,444 155,225 101,507 103,922 657,857 669,949

Net Charge-offs $ 4,459 $ 4,594 $ 952 $ 1,167 $ 8,142 $ 9,248

% of avg loans 12.21% 12.00% 3.77% 4.55% 4.96% 5.60%

Allowance for loan losses $ 14,581 $ 16,097 $ 3,111 $ 3,586 $ 36,530 $ 37,654

% of Loans 10.19% 10.76% 3.07% 3.50% 5.62% 5.70%

• The average refreshed FICO for the U.S. Credit Card portfolio was 697 at 2Q10 compared to 693 at 1Q10

• The percentage below 620 FICO was 15% at 2Q10 compared to 16% at 1Q10

• Excluding the accelerated losses in the foreign credit card portfolio, the loss rate of 12.21% is reduced to 11.17%, or down 83 bps from 1Q10

Note: EOP = End of Period

1	Other primarily consists of the Consumer Lending and Dealer Financial Services portfolios.

Commercial Asset Quality Key Indicators 1

($ in millions) Commercial Real Commercial Lease

Commercial 2 Estate Small Business Financing Total Commercial

2Q10 1Q10 2Q10 1Q10 2Q10 1Q10 2Q10 1Q10 2Q10 1Q10

Loans EOP $ 203,454 $ 206,189 $ 61,587 $ 66,649 $ 15,913 $ 16,578 $ 21,392 $ 21,465 $ 302,346 $ 310,881

Loans Avg 203,280 209,741 64,116 68,435 16,329 17,181 21,271 21,675 304,996 317,032

Net charge-offs $ 245 $ 311 $ 645 $ 615 $ 528 $ 602 $ (3) $ 21 $ 1,415 $ 1,549

% of avg loans 0.48% 0.59% 4.03% 3.64% 12.94% 14.21% (0.06) % 0.40% 1.86% 1.98%

90+ Performing DPD 3 $ 179 $ 203 $ 50 $ 80 $ 463 $ 573 $ 24 $ 24 $ 716 $ 880

% of Loans 3 0.09% 0.10% 0.08% 0.12% 2.91% 3.45% 0.11% 0.11% 0.24% 0.28%

Nonperforming loans 3 $ 4,450 $ 4,557 $ 6,704 $ 7,177 $ 222 $ 179 $ 140 $ 147 $ 11,516 $ 12,060

% of Loans 3 2.19% 2.21% 10.88% 10.77% 1.40% 1.08% 0.65% 0.68% 3.81% 3.88%

Allowance for loan losses $ 2,817 $ 3,186 $ 3,593 $ 3,569 $ 2,045 $ 2,148 $ 269 $ 278 $ 8,725 $ 9,181

% of Loans 1.37% 1.55% 5.83% 5.36% 12.85% 12.95% 1.26% 1.30% 2.89% 2.95%

Reservable Criticized

Utilized Exposure 3,4 $ 24,203 $ 28,161 $ 22,918 $ 23,340 $ 1,467 $ 1,643 $ 1,834 $ 2,178 $ 50,422 $ 55,322

% of Total Exposure 3,4 8.95% 10.26% 34.87% 32.87% 9.19% 9.88% 8.57% 10.15% 13.50% 14.43%

1 Includes conforming adjustments and represents the impact of securitizations utilizing actual bond costs. This is different from the business segment view which utilizes funds transfer pricing methodologies.

2	Includes commercial domestic and commercial foreign.
3	Excludes the Merrill Lynch purchased credit-impaired loan portfolio.
4	Excludes derivatives, foreclosed property, assets held for sale, debt securities and FVO loans.